UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2012 – DECEMBER 31, 2012

(Annual Shareholder Report)

Item 1. Reports to Shareholders

Managers Funds

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Short Duration Government Fund	3

Managers Intermediate Duration Government Fund	15

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	24

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	28
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	29
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	30
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	31
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	33
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

TRUSTEES AND OFFICERS	40

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (MIG) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of funds managed by a collection of Affiliated Managers Group’s (AMG) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into The Managers Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $25 billion at the end of 2012.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes – Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients as well as Financial Advisors to select the appropriate share class to match their needs.

During 2012, we also executed on other changes to certain Funds, which included reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

As we enter into 2013, both known and unknown risks remain to the global economy and its growth prospects. Nevertheless, we remain optimistic that the collective fiscal and monetary efforts undertaken over the past several years will continue to have a positive impact on the global economy. In the meantime, we remain confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

Managers Investment Group LLC

1

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expenses Paid During the Period*
Managers Short Duration Government Fund
Based on Actual Fund Return	0.79%	$1,000	$1,006	$3.98
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.01
Managers Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,012	$4.50
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 366.

2

Managers Short Duration Government Fund

Portfolio Manager’s Comments

The Managers Short Duration Government Bond Fund (“the Fund”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by the U.S. government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Fund’s benchmark is the six-month U.S. Treasury bill.

THE PORTFOLIO MANAGER

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC, was founded in 1982. Smith Breeden is an investment management firm for a client base including corporate and public pension plans, central and supranational banks, endowments and foundations, private banks and financial institutions, insurance companies and other institutional investors. Specializing in fixed income portfolios, the firm offers separate accounts, commingled funds and serves as a subadvisor to ‘40 Act funds.

Smith Breeden believes that innovative research provides critical insights into the fixed income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative value analysis, quantitative research and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates or other macro-factor trading strategies.

•

Within the investment-grade fixed income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The corporate, mortgage, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure and prepayment rates, the portfolio manager seeks to structure a portfolio with similar risk characteristics to six-month U.S. Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over treasuries. Although the portfolio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the Portfolio. Instead, the team typically manages the weighted average duration of the Portfolio so that it remains close to the Index.

The ideal investment exhibits many of the following traits:

•	Yield advantage over treasuries

•	Very high quality (Government or AAA)

•	Attractive value relative to other MBS opportunities

The Portfolio:

•	Seeks to optimize return per unit of risk

•	Maintains minimal exposure to credit risk and interest rate risk

•	Consists of high-quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to a six-month Treasury bill

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the Portfolio

•	They need to maintain the Portfolio’s target duration

THE YEAR IN REVIEW

During the year ended December 31, 2012, the Fund returned 1.64%, while the Merrill Lynch Six-Month U.S Treasury Bill Index returned 0.17%.

The year was filled with macro uncertainty and superiority of fixed income spread over duration as developed nations had too much debt in the wrong places and more commitments, especially for pensions and health care, than could be honored. The macro uncertainty was tempered by accommodative monetary policy, and spread exposure reaped high returns compared with duration exposure. As we entered a period of negotiations when the U.S. faced the “fiscal cliff,” market pressure continued and will inevitably continue into 2013 as the over-commitments mentioned above will not go away on their own accord.

Coming into the year, market consensus was that the likelihood of QE3 was high, and it was almost universally accepted that agency MBS would be part of the program. The first quarter data, however, suggested a rebounding economy. Several voting Fed members believed further QE would require increased weakness from upcoming economic data, while a couple of members were explicitly against increasing the Fed’s balance sheet. Demand for MBS remained strong, and volatility was low. Fixed-rate MBS performance was pretty uniform across the stack as lower coupons continued to benefit from demand from the Fed and the REIT community, while higher coupon MBS performed well as prepayment rates continue to be relatively low. Mortgage derivatives, such as interest-only strips or inverse interest-only floaters, performed well during the quarter.

3

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

The second quarter marked another strong quarter for the Fund. Economic news was generally negative as problems in Europe continued to manifest themselves with no clear solution. Domestic payrolls continued to disappoint, as the rebound in jobs was not as robust as expected. The FHA’s new streamline finance program with lower insurance fees kicked in the latter part of the quarter. The Mortgage Bankers Association’s Government Refinance index spiked following the rules’ change, and high coupon GNMA securities sold off significantly. The Fund’s exposure to agency MBS, adjustable-rate MBS and fixed-rate MBS were the largest contributors to performance for the quarter. Small positions in Interest Onlys (IOs) and Collateralized Mortgage Obligations (CMOs), which benefitted from continued low short-term rates, were also positive for the quarter.

The FOMC jolted global markets in September with the announcement of QE3. The purchases will continue until unemployment recedes sufficiently, as long as CPI inflation does not get out of hand. This development provides major support for mortgages, and despite spreads being at historical tights, we expect the sector to do well. The Fund continued with its strong performance as mortgage rates ended the quarter lower, as the Fed’s commitment to purchase additional MBS securities kept the market well-bid. Performance favored lower coupons given the market rally as higher coupon prices stalled, but specified pools with prepayment protection also performed well.

The Fund finished the fourth quarter strong as positions in CMBS spreads followed other risky asset spreads tighter. Throughout the quarter, positions in collateralized mortgage obligations and seasoned 15-year fixed-rate mortgage pools were added at attractive spread levels. The Fund added modestly to its MBS derivative positions. Despite elevated prepayment levels, there are certain types of borrower characteristics which we believe will deliver low levels of prepayments going forward.

Most of the Portfolio outperformance for 2012 was attributed to agency MBS exposure, with positive contributions also from non-agency MBS and CMBS. Agency adjustable-rate (ARMs), fixed-rate (FRMs) and Collateralized Mortgage Obligations (CMOs) benefitted from low mortgage rates and prepayments.

Derivatives such as financial futures, options and mortgage derivatives are used for portfolio duration and convexity risk management. We continue to find value in mortgage derivatives with beneficial underlying collateral characteristics.

On December 31, portfolio duration was shorter than that of the six-month Treasury bill by 0.15 years due to the current low absolute level of rates. In 2012, Agency ARMs were reduced by approximately 13%, on a market value basis within the Portfolio. The largest securitized sector increase was in 15-year agency FRMs, which moved from 24% of capital to 32%. Thirty-year agency FRMs also increased from 0.5% to 2.94%. The allocation to CMBS and consumer ABS ended the year at relatively the same level where they started — at 9% and 1%, respectively. The Fund maintained a small allocation (1%) to Treasury Inflation-Protected Securities (TIPS).

LOOKING FORWARD

Smith Breeden believes 2013 will begin much in the same way that 2012 ended. The short-term supply/demand characteristics in the market make it likely that mortgage performance could be solid. Primary mortgage rates start the year near all-time lows, and prepayment rates continue to be elevated and should remain elevated for the foreseeable future. Given that, we feel the most attractive opportunity in creating value within the MBS sector is finding specified pools and mortgage derivatives backed by collateral that will prepay slower than generic borrowers. We will continue to monitor the effects of monetary policy and fiscal policy on the markets as volatility is expected to continue.

This commentary reflects the viewpoints of the portfolio manager, Smith Breeden Associates, Inc., as of December 31, 2012, and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2002 to a $10,000 investment made in the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index for the same time period. Performance for periods longer than one year is the average annual return. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

4

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Short Duration Government Fund and the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index for the same time periods ended December 31, 2012.

	Average Annualized Total Returns[1]
	One Year	Five Years	Ten Years
Managers Short Duration Government Fund [2,3,4,5,6]	1.64%	1.84%	2.60%
BofA Merrill Lynch Six-Month Treasury Bill Index[7]	0.17%	0.98%	2.08%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]        Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in
U.S. dollars ($).

[2]           From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which may have resulted in higher returns.

[3]           Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]          The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.

[5]           The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risks with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[6]          Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[7]          The BofA Merrill Lynch Six-Month Treasury Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Fund, the BofA Merrill Lynch 6-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not  FDIC insured, nor bank guaranteed. May lose value.

5

Managers Short Duration Government Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Portfolio Breakdown	Managers Short Duration Government Fund**
U.S. Government and Agency Obligations	80.6%
Mortgage-Backed Securities	9.3%
Asset-Backed Securities	0.2%
Other Assets and Liabilities	9.9%
**	As a percentage of net assets.

Rating	Managers Short Duration Government Fund†
U.S. Treasury & Agency	90.7%
Aaa	9.0%
Aa	0.0%
A	0.1%
Baa	0.0%
Ba & lower	0.2%
†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
FHLMC, 0.008%, 01/14/13	3.2%
FNMA, 3.500%, TBA	1.8
FNMA, 2.286%, 02/01/35*	1.6
FHLMC Gold Pool, 3.500%, 08/01/26	1.6
FHLMC, 0.110%, 05/20/13	1.5
Morgan Stanley Capital l, Inc., Series 2004-T13, Class
A4, 4.660%, 09/13/45	1.5
FNMA, 2.492%, 11/01/34*	1.5
FNMA, 5.500%, 12/01/17*	1.4
FNMA, 0.075%, 03/06/13	1.3
FNMA, 2.526%, 01/01/36*	1.3

Top Ten as a Group	16.7%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2012

	Principal Amount	Value

Asset-Backed Securities - 0.2%
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.530%, 11/25/35 (01/25/13)[1]	$695,943	$667,782
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A5, 1.290%, 12/25/34 (01/25/13)[1,2]	199,984	192,736
Total Asset-Backed Securities (cost $896,315)		860,518
Mortgage-Backed Securities - 9.3%
Bank of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2003-1, Class A2, 4.648%, 09/11/36	231,720	231,872
Series 2003-2, Class A4, 5.061%, 03/11/41[3]	245,230	248,947
Series 2006-6, Class A2, 5.309%, 10/10/45	266,425	269,998
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2003-T10, Class A2, 4.740%, 03/13/40	243,215	243,677
Series 2003-T12, Class A4, 4.680%, 08/13/39[3]	1,551,790	1,582,804
Series 2004-PWR3, Class A4, 4.715%, 02/11/41	300,000	309,158
Series 2004-T14, Class A4, 5.200%, 01/12/41[3]	1,199,880	1,246,336
Series 2006-PW11, Class A2, 5.404%, 03/11/39[3]	284,484	287,127
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class A2, 4.639%, 05/15/43	623,677	629,673
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-25, Class 2A4, 0.710%, 02/25/35 (01/25/13)[1,2,4]	1,093,157	336,683
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class C, 5.230%, 12/15/35	289,671	289,668
Series 2003-C3, Class A5, 3.936%, 05/15/38	718,077	720,240
Series 2003-C5, Class A4, 4.900%, 12/15/36[3]	609,966	623,569
Series 2004-C2, Class A2, 5.416%, 05/15/36[3]	4,884,000	5,126,369
Series 2004-C5, Class A3, 4.499%, 11/15/37	485,487	485,366
GE Capital Commercial Mortgage Corp., Series 2004-C2, Class A4, 4.893%, 03/10/40	900,000	937,686
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C2, Class A2, 5.444%, 05/10/40[3]	774,815	786,144
Series 2003-C3, Class A4, 5.023%, 04/10/40	2,457,809	2,514,798
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3, 4.569%, 08/10/42	1,880,203	1,884,289
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2003-C1, Class A2, 4.985%, 01/12/37	170,138	170,142
Series 2003-CB7, Class A4, 4.879%, 01/12/38[3]	2,682,269	2,753,322
Series 2003-LN1, Class A2, 4.920%, 10/15/37[3]	3,350,000	3,418,903
LB-UBS Commercial Mortgage Trust,
Series 2003-C7, Class A4, 4.931%, 09/15/35[3]	2,100,000	2,134,186
Series 2003-C8, Class A3, 4.830%, 11/15/27	325,823	328,896
Series 2005-C7, Class A2, 5.103%, 11/15/30	17,912	17,922
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A3, 6.720%, 11/15/26[3]	1,721,435	1,906,593
Merrill Lynch Mortgage Trust,
Series 2003-KEY1, Class A4, 5.236%, 11/12/35[3]	1,900,000	1,949,970
Series 2004-MKB1, Class A3, 4.892%, 02/12/42	535,618	536,778
Morgan Stanley Capital I, Inc.,
Series 2003-IQ4, Class A2, 4.070%, 05/15/40	446,248	447,800

The accompanying notes are an integral part of these financial statements. 7

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Mortgage-Backed Securities - 9.3% (continued)
Series 2003-IQ5, Class A4, 5.010%, 04/15/38	$370,627	$376,370
Series 2004-T13, Class A4, 4.660%, 09/13/45	6,800,000	6,994,548
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4, 5.080%, 09/15/37	66,833	66,814
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2, 4.493%, 02/11/36	495,038	494,935
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A4, 5.125%, 08/15/35[3]	357,785	364,105
Series 2003-C6, Class B, 5.125%, 08/15/35[3]	396,000	404,455
Series 2003-C8, Class A4, 4.964%, 11/15/35[3]	1,762,000	1,820,373
WaMu Mortgage Pass Through Certificates, Series 2005-AR2, Class 2A3, 0.560%, 01/25/45 (01/25/13)[1]	577,948	545,746
Total Mortgage-Backed Securities (cost $44,706,543)		43,486,262

U.S. Government and Agency Obligations - 80.6%[5]
Federal Home Loan Mortgage Corporation - 30.8%
FHLMC,
2.126%, 11/01/33 (03/15/13)[1]	1,296,346	1,368,830
2.315%, 10/01/28 (03/15/13)[1]	84,272	88,121
2.357%, 07/01/34 (03/15/13)[1,2]	433,448	460,633
2.358%, 12/01/33 (03/15/13)[1]	2,567,770	2,741,226
2.375%, 12/01/32 to 04/01/34 (03/15/13)[1,2]	6,222,583	6,589,151
2.384%, 11/01/33 (03/15/13)[1]	1,657,050	1,764,847
2.397%, 05/01/33 (03/15/13)[1]	1,421,172	1,501,737
2.411%, 05/01/34 (03/15/13)[1]	2,947,004	3,129,913
2.446%, 10/01/33 (03/15/13)[1,2]	2,933,148	3,111,710
2.454%, 10/01/33 (03/15/13)[1,2]	1,762,675	1,866,066
2.500%, 09/01/35 (03/15/13)[1,2]	2,420,095	2,545,199
2.541%, 02/01/23 (03/15/13)[1]	591,554	613,152
2.617%, 06/01/35 (03/15/13)[1,2]	1,040,902	1,116,572
2.680%, 12/01/35 (03/15/13)[1]	461,295	490,604
2.893%, 09/01/33 (03/15/13)[1,2]	2,627,379	2,796,006
3.184%, 02/01/37 (03/15/13)[1,2]	880,427	925,938
FHLMC Gold Pool,
3.000%, 05/01/27 to 07/01/27	2,001,165	2,118,817
3.500%, 12/01/25 to 03/01/27	18,898,855	20,006,047
4.000%, 05/01/24 to 09/01/26	10,495,840	11,112,921
4.500%, 07/01/18 to 06/01/26[2]	12,901,731	13,784,239
5.000%, 09/01/17 to 04/01/23[2]	13,166,009	14,195,446
5.500%, 08/01/17 to 05/01/38[2]	21,360,120	23,107,635
6.000%, 03/01/18 to 01/01/24[2]	1,822,066	1,998,137
6.500%, 03/01/18[2]	576,418	621,988
7.000%, 06/01/17 to 07/01/19[2]	888,499	944,150
7.500%, 04/01/15 to 03/01/33	646,345	772,663
FHLMC REMICS,
Series 2429, Class HB, 6.500%, 12/15/23	325,630	367,403

The accompanying notes are an integral part of these financial statements. 8

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation - 30.8% (continued)
FHLMC REMICS,
Series 2554, Class HA, 4.500%, 04/15/32	$1,532,541	$1,581,472
Series 2558, Class UE, 5.500%, 05/15/22	76,981	77,440
Series 2621, Class PG, 5.500%, 12/15/31	1,665,078	1,695,490
Series 2627, Class BM, 4.500%, 06/15/18	417,496	441,456
Series 2628, Class GQ, 3.140%, 11/15/17	294,317	298,074
Series 2631, Class PD, 4.500%, 06/15/18	149,735	158,106
Series 2635, Class DG, 4.500%, 01/15/18	349,221	360,171
Series 2682, Class LC, 4.500%, 07/15/32	2,832,025	2,931,101
Series 2683, Class JB, 4.000%, 09/15/18	747,509	785,946
Series 2709, Class PE, 5.000%, 12/15/22	596,734	623,769
Series 2718, Class MD, 4.500%, 06/15/17	40,022	40,131
Series 2764, Class OD, 4.500%, 10/15/17	153,545	154,456
Series 2766, Class PG, 5.000%, 05/15/32	767,817	779,144
Series 2783, Class TC, 4.000%, 04/15/19	608,603	614,301
Series 2786, Class BC, 4.000%, 04/15/19	476,447	506,708
Series 2791, Class AJ, 5.000%, 07/15/16	155,110	156,326
Series 2809, Class UC, 4.000%, 06/15/19	479,041	504,725
Series 2843, Class BH, 4.000%, 01/15/18	83,934	83,914
Series 2850, Class BN, 4.500%, 09/15/18	88,916	90,112
Series 2877, Class PA, 5.500%, 07/15/33	403,530	431,409
Series 2882, Class UL, 4.500%, 02/15/19	404,520	411,111
Series 2890, Class KC, 4.500%, 02/15/19	397,451	405,670
Series 2935, Class LM, 4.500%, 02/15/35	1,565,165	1,661,834
Series 2986, Class KL, 4.570%, 11/15/19	3,368,254	3,453,423
Series 3000, Class PB, 3.900%, 01/15/23	252,465	261,105
Series 3266, Class C, 5.000%, 02/15/20	87,236	87,697
Series 3294, Class DA, 4.500%, 12/15/20	264,346	268,369
Series 3535, Class CA, 4.000%, 05/15/24	452,827	479,227
Series 3609, Class LA, 4.000%, 12/15/24	655,291	693,838
Series 3632, Class AG, 4.000%, 06/15/38	647,659	679,806
Series 3756, Class DA, 1.200%, 11/15/18	1,841,669	1,852,623
Series 3846, Class CK, 1.500%, 09/15/20	793,931	800,716
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42[3]	154,115	182,839
Total Federal Home Loan Mortgage Corporation		143,691,660
Federal National Mortgage Association - 41.5%
FNMA,
1.893%, 01/01/24 (02/25/13)[1]	1,229,383	1,262,219
2.150%, 01/01/34 (02/25/13)[1]	1,043,455	1,094,901
2.201%, 08/01/34 (02/25/13)[1]	539,214	569,088
2.220%, 01/01/35 (02/25/13)[1]	824,928	875,019
2.237%, 02/01/33 to 05/01/34 (02/25/13)[1]	4,181,446	4,434,615
2.245%, 05/01/33 (02/25/13)[1]	2,037,104	2,162,101
2.250%, 03/01/33 (02/25/13)[1]	815,140	867,010

The accompanying notes are an integral part of these financial statements. 9

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Federal National Mortgage Association - 41.5% (continued)
FNMA,
2.272%, 01/01/35 (02/25/13)[1]	$550,475	$584,314
2.273%, 11/01/34 (02/25/13)[1]	711,089	754,883
2.274%, 06/01/33 (02/25/13)[1]	786,168	834,613
2.280%, 01/01/35 (02/25/13)[1]	1,337,527	1,420,127
2.286%, 02/01/35 (02/25/13)[1]	7,190,475	7,646,369
2.294%, 12/01/34 (02/25/13)[1]	4,014,260	4,274,717
2.300%, 03/01/36 to 02/01/37 (02/25/13)[1]	1,660,961	1,768,569
2.306%, 01/01/35 (02/25/13)[1]	4,203,622	4,485,961
2.309%, 06/01/34 to 09/01/34 (02/25/13)[1]	3,924,315	4,174,799
2.310%, 08/01/33 (02/25/13)[1]	1,283,368	1,358,370
2.331%, 09/01/33 (02/25/13)[1]	1,090,506	1,153,017
2.333%, 06/01/34 (02/25/13)[1]	1,968,824	2,089,853
2.338%, 10/01/34 (02/25/13)[1]	1,368,412	1,455,845
2.342%, 01/01/26 (02/25/13)[1]	524,671	550,174
2.371%, 05/01/34 (02/25/13)[1]	3,248,936	3,451,929
2.378%, 01/01/25 (02/25/13)[1]	742,668	793,301
2.433%, 02/01/36 (02/25/13)[1]	4,085,391	4,357,226
2.434%, 12/01/34 (02/25/13)[1]	3,301,526	3,493,465
2.476%, 04/01/34 (02/25/13)[1]	1,083,054	1,152,233
2.492%, 11/01/34 (02/25/13)[1]	6,375,436	6,859,699
2.526%, 01/01/36 (02/25/13)[1]	5,765,607	6,142,681
2.550%, 09/01/33 (02/25/13)[1,2]	988,171	1,029,877
2.553%, 01/01/36 (02/25/13)[1]	158,950	168,846
2.593%, 01/01/33 (02/25/13)[1]	67,007	70,959
2.614%, 12/01/33 (02/25/13)[1]	877,116	931,495
2.656%, 08/01/34 (02/25/13)[1]	619,855	657,876
2.674%, 10/01/35 (02/25/13)[1]	2,596,806	2,754,012
2.682%, 07/01/34 (02/25/13)[1]	2,342,312	2,488,584
2.739%, 08/01/36 (02/25/13)[1]	313,324	333,659
2.779%, 01/01/36 (02/25/13)[1]	85,955	92,511
2.800%, 01/01/34 (02/25/13)[1]	3,613,584	3,840,512
2.810%, 01/01/33 (02/25/13)[1]	1,395,344	1,483,216
2.855%, 06/01/35 to 05/01/36 (02/25/13)[1]	753,172	802,517
2.885%, 06/01/34 (02/25/13)[1]	4,121,534	4,390,855
2.895%, 09/01/37 (02/25/13)[1]	303,995	325,353
3.000%, TBA	2,000,000	2,095,625
3.500%, TBA	8,000,000	8,514,062
4.000%, 12/01/26	495,752	531,162
4.500%, 04/01/19 to 04/01/25	2,244,719	2,454,724
5.000%, 03/01/18 to 03/01/25[2]	8,430,084	9,172,200
5.500%, 10/01/17 to 07/01/26[2]	27,241,972	29,453,290
6.000%, 03/01/17 to 07/01/25[2]	12,448,435	13,531,113

The accompanying notes are an integral part of these financial statements. 10

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Federal National Mortgage Association - 41.5% (continued)
FNMA,
6.500%, 04/01/17 to 08/01/32[2]	$1,924,845	$2,121,093
7.000%, 09/01/14 to 11/01/22	3,385,746	3,719,813
7.500%, 08/01/33 to 09/01/33	132,326	161,892
FNMA Grantor Trust,
Series 2002-T5, Class A1, 0.450%, 05/25/32 (01/25/13)[1]	395,201	388,456
Series 2003-T4, Class A1, 0.430%, 09/26/33 (01/28/13)[1]	15,786	15,572
Series 2004-T1, Class 1A2, 6.500%, 01/25/44	386,633	463,239
FNMA REMICS,
Series 1994-76, Class J, 5.000%, 04/25/24	436,272	460,468
Series 2001-63, Class FA, 0.759%, 12/18/31 (01/18/13)[1,4]	1,052,653	1,064,906
Series 2002-33, Class A2, 7.500%, 06/25/32	95,342	116,655
Series 2002-47, Class FD, 0.610%, 08/25/32 (01/25/13)[1]	883,304	887,909
Series 2002-56, Class UC, 5.500%, 09/25/17	864,232	921,218
Series 2002-74, Class FV, 0.660%, 11/25/32 (01/25/13)[1]	1,557,091	1,565,613
Series 2003-2, Class FA, 0.710%, 02/25/33 (01/25/13)[1]	1,047,948	1,057,290
Series 2003-3, Class HJ, 5.000%, 02/25/18	442,575	472,571
Series 2003-5, Class EL, 5.000%, 08/25/22	367,524	372,755
Series 2004-1, Class AC, 4.000%, 02/25/19	320,838	337,382
Series 2004-19, Class AE, 4.000%, 03/25/18	96,089	96,887
Series 2004-20, Class AD, 4.000%, 02/25/18	801,575	806,181
Series 2004-21, Class AE, 4.000%, 04/25/19	500,000	527,228
Series 2004-27, Class HB, 4.000%, 05/25/19	500,000	533,515
Series 2004-65, Class AE, 4.500%, 11/25/31	244,092	244,615
Series 2004-78, Class AC, 5.000%, 05/25/32	1,486,600	1,537,588
Series 2005-13, Class AF, 0.610%, 03/25/35 (01/25/13)[1,2]	1,478,771	1,491,646
Series 2005-19, Class PA, 5.500%, 07/25/34	294,234	325,551
Series 2005-38, Class DP, 5.000%, 06/25/19	259,023	262,277
Series 2005-58, Class EP, 5.500%, 07/25/35	421,202	472,927
Series 2005-93, Class HD, 4.500%, 11/25/19	431,625	441,112
Series 2005-100, Class GC, 5.000%, 12/25/34	2,817,149	2,909,467
Series 2006-99, Class PC, 5.500%, 12/25/33	1,070,890	1,087,233
Series 2006-125, Class FA, 0.490%, 01/25/37 (01/25/13)[1]	1,939,202	1,938,120
Series 2007-56, Class FN, 0.580%, 06/25/37 (01/25/13)[1]	771,176	775,631
Series 2008-54, Class EC, 5.000%, 02/25/35	52,897	53,171
Series 2008-59, Class KB, 4.500%, 07/25/23	500,000	531,100
Series 2008-75, Class DA, 4.500%, 03/25/21	206,408	206,764
Series 2008-81, Class KA, 5.000%, 10/25/22	209,709	217,238
Series 2010-12, Class AC, 2.500%, 12/25/18	426,913	439,366
FNMA Whole Loan,
Series 2002-W1, Class 2A, 6.940%, 02/25/42[2,3]	426,142	496,723
Series 2002-W6, Class 2A, 7.066%, 06/25/42[3]	1,413,085	1,679,273
Series 2003-W1, Class 2A, 6.947%, 12/25/42[3]	25,932	31,490

The accompanying notes are an integral part of these financial statements. 11

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Federal National Mortgage Association - 41.5% (continued)
FNMA Whole Loan,
Series 2003-W4, Class 4A, 7.232%, 10/25/42[2,3]	$759,663	$893,394
Series 2003-W13, Class AV2, 0.490%, 10/25/33 (01/25/13)[1,4]	53,443	53,374
Series 2004-W5, Class F1, 0.660%, 02/25/47 (01/25/13)[1]	702,076	706,730
Series 2004-W14, Class 1AF, 0.610%, 07/25/44 (01/25/13)[1,2]	2,839,061	2,852,762
Series 2005-W2, Class A1, 0.410%, 05/25/35 (01/25/13)[1,2]	2,696,578	2,685,811
Total Federal National Mortgage Association		193,613,552
Government National Mortgage Association - 4.3%
GNMA,
0.759%, 11/16/30 to 01/16/40 (01/16/13)[1]	3,038,278	3,075,417
1.625%, 12/20/21 to 03/20/37 (02/20/13)[1]	2,028,327	2,096,350
1.750%, 09/20/22 to 09/20/35 (02/20/13)[1,2]	6,195,392	6,446,882
2.000%, 06/20/22 (02/20/13)[1]	77,497	80,554
2.500%, 07/20/18 to 08/20/21 (02/20/13)[1]	77,371	80,516
2.750%, 10/20/17 (02/20/13)[1,2]	32,194	33,584
3.000%, 11/20/17 to 03/20/21 (02/20/13)[1]	111,400	116,307
3.500%, 07/20/18 (02/20/13)[1]	34,721	36,284
4.000%, 09/15/18	610,136	657,515
4.500%, 04/15/18 to 07/20/35	3,478,445	3,635,936
4.750%, 07/20/35	272,826	275,182
5.000%, 05/20/32	227,602	229,329
5.500%, 06/17/16 to 04/20/32	3,180,494	3,366,951
9.500%, 12/15/17	5,563	5,985
Total Government National Mortgage Association		20,136,792
Interest Only Strips - 3.1%
FHLMC,
Series 215, Class IO, 8.000%, 06/15/31[4]	185,216	37,660
Series 233, Class 5, 4.500%, 09/15/35	136,502	15,808
FHLMC REMICS,
Series 2530, Class QI, 6.791%, 01/15/32 (01/15/13)[1]	303,960	65,470
Series 2637, Class SI, 5.791%, 06/15/18 (01/15/13)[1]	296,899	25,292
Series 2649, Class IM, 7.000%, 07/15/33	558,454	129,200
Series 2763, Class KS, 6.441%, 10/15/18 (01/15/13)[1]	710,779	58,660
Series 2877, Class GS, 6.491%, 11/15/18 (01/15/13)[1]	261,292	13,490
Series 2922, Class SE, 6.541%, 02/15/35 (01/15/13)[1]	494,690	96,688
Series 2934, Class HI, 5.000%, 02/15/20	188,671	21,168
Series 2934, Class KI, 5.000%, 02/15/20	128,926	13,974
Series 2965, Class SA, 5.841%, 05/15/32 (01/15/13)[1]	1,315,510	191,656
Series 2967, Class JI, 5.000%, 04/15/20	610,692	64,180
Series 2980, Class SL, 6.491%, 11/15/34 (01/15/13)[1]	663,206	139,104
Series 2981, Class SU, 7.591%, 05/15/30 (01/15/13)[1]	513,153	127,965
Series 3031, Class BI, 6.480%, 08/15/35 (01/15/13)[1]	1,177,640	242,495
Series 3065, Class DI, 6.411%, 04/15/35 (01/15/13)[1]	1,027,392	209,042
Series 3114, Class GI, 6.391%, 02/15/36 (01/15/13)[1]	1,908,174	383,269

The accompanying notes are an integral part of these financial statements. 12

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Interest Only Strips - 3.1% (continued)
FHLMC REMICS,
Series 3308, Class S, 6.991%, 03/15/32 (01/15/13)[1]	$1,257,870	$240,864
Series 3424, Class XI, 6.361%, 05/15/36 (01/15/13)[1]	1,140,966	222,198
Series 3489, Class SD, 7.591%, 06/15/32 (01/15/13)[1]	642,815	136,236
Series 3606, Class SN, 6.041%, 12/15/39 (01/15/13)[1]	1,496,250	227,812
Series 3685, Class EI, 5.000%, 03/15/19	2,384,149	220,071
Series 3731, Class IO, 5.000%, 07/15/19	1,109,295	94,176
Series 3882, Class AI, 5.000%, 06/15/26	474,274	45,201
Series 3995, Class KI, 3.500%, 02/15/27	1,538,064	203,050
FNMA,
Series 92, Class 2, 9.000%, 12/15/16[4]	16,009	1,972
Series 306, Class IO, 8.000%, 05/01/30[4]	137,205	27,463
Series 365, Class 4, 5.000%, 04/01/36	202,585	25,462
FNMA REMICS,
Series 2001-82, Class S, 7.620%, 05/25/28 (01/25/13)[1,4]	520,021	111,354
Series 2003-48, Class SJ, 5.790%, 06/25/18 (01/25/13)[1]	370,912	34,447
Series 2003-73, Class SM, 6.390%, 04/25/18 (01/25/13)[1]	385,736	35,104
Series 2004-49, Class SQ, 6.840%, 07/25/34 (01/25/13)[1]	394,810	78,266
Series 2004-51, Class SX, 6.910%, 07/25/34 (01/25/13)[1]	552,876	94,165
Series 2004-64, Class SW, 6.840%, 08/25/34 (01/25/13)[1]	1,824,176	372,462
Series 2004-66, Class SE, 6.290%, 09/25/34 (01/25/13)[1]	283,980	60,934
Series 2005-5, Class SD, 6.490%, 01/25/35 (01/25/13)[1]	609,530	92,661
Series 2005-12, Class SC, 6.540%, 03/25/35 (01/25/13)[1]	686,189	143,075
Series 2005-45, Class SR, 6.510%, 06/25/35 (01/25/13)[1]	1,633,949	319,802
Series 2005-65, Class KI, 6.790%, 08/25/35 (01/25/13)[1]	3,689,214	792,484
Series 2005-66, Class GS, 6.640%, 07/25/20 (01/25/13)[1]	325,040	44,845
Series 2005-67, Class SM, 5.940%, 08/25/35 (01/25/13)[1]	316,817	52,780
Series 2006-3, Class SA, 5.940%, 03/25/36 (01/25/13)[1]	759,127	132,317
Series 2007-75, Class JI, 6.335%, 08/25/37 (01/25/13)[1]	289,721	44,003
Series 2007-85, Class SI, 6.250%, 09/25/37 (01/25/13)[1]	844,873	166,577
Series 2008-86, Class IO, 4.500%, 03/25/23	2,045,162	176,134
Series 2008-87, Class AS, 7.440%, 07/25/33 (01/25/13)[1]	2,613,662	486,839
Series 2010-29, Class KJ, 5.000%, 12/25/21	8,410,536	813,813
Series 2010-37, Class GI, 5.000%, 04/25/25	2,352,045	159,228
Series 2010-65, Class IO, 5.000%, 09/25/20	2,600,035	288,823
Series 2010-68, Class SJ, 6.340%, 07/25/40 (01/25/13)[1]	748,047	135,038
Series 2010-105, Class IO, 5.000%, 08/25/20	1,082,440	104,895
Series 2010-121, Class IO, 5.000%, 10/25/25	1,199,373	112,628
Series 2011-69, Class AI, 5.000%, 05/25/18	3,842,031	306,103
Series 2011-88, Class WI, 3.500%, 09/25/26	1,765,171	248,395
Series 2011-124, Class IC, 3.500%, 09/25/21	3,438,834	327,366
Series 2012-126, Class SJ, 4.790%, 11/25/42 (01/25/13)[1]	6,311,523	1,219,315
GNMA,
Series 1999-40, Class TW, 6.791%, 02/17/29 (01/17/13)[1]	671,527	139,048

The accompanying notes are an integral part of these financial statements. 13

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Interest Only Strips - 3.1% (continued)
GNMA,
Series 2002-7, Class ST, 7.291%, 08/17/27 (01/17/13)[1]	$610,818	$138,609
Series 2010-111, Class BI, 2.000%, 09/16/13	3,863,560	54,089
Series 2010-147, Class IG, 2.000%, 11/16/13	16,317,597	342,622
Series 2011-32, Class KS, 11.682%, 06/16/34 (01/16/13)[1]	1,080,342	320,570
Series 2011-37, Class IG, 2.000%, 03/20/13	2,710,202	15,122
Series 2011-94, Class IS, 6.491%, 06/16/36 (01/16/13)[1]	940,502	187,537
Series 2011-146, Class EI, 5.000%, 11/16/41	534,324	109,401
Series 2011-157, Class SG, 6.389%, 12/20/41 (01/20/13)[1]	1,336,663	396,978
Series 2011-167, Class IO, 5.000%, 12/16/20	5,298,090	511,463
Series 2012-34, Class KS, 5.841%, 03/16/42 (01/16/13)[1]	4,264,475	1,153,307
Series 2012-69, Class QI, 4.000%, 03/16/41	2,193,098	430,932
Series 2012-96, Class IC, 3.000%, 08/20/27	1,463,196	216,466
Total Interest Only Strips		14,249,623
U.S. Government Obligations - 0.9%
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25	3,190,668	4,304,160
Total U.S. Government and Agency Obligations (cost $368,452,126)		375,995,787
Short-Term Investments - 11.3%
U.S. Government and Agency Discount Notes - 6.4%
FHLMC, 0.008%, 01/14/13[6]	15,000,000	14,999,895
FHLMC, 0.062%, 02/25/13[6]	1,400,000	1,399,916
FHLMC, 0.110%, 05/20/13[6,7]	7,000,000	6,997,585
FNMA, 0.075%, 03/06/13[6]	6,200,000	6,199,454
FNMA, 0.082%, 03/20/13[6,7]	250,000	249,973
Total U.S. Government and Agency Discount Notes		29,846,823

	Shares

Other Investment Companies - 4.9%[8]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06% [2]	22,549,302	22,549,302
Total Short-Term Investments (cost $52,393,020)		52,396,125
Total Investments - 101.4% (cost $466,448,004)		472,738,692
Other Assets, less Liabilities - (1.4)%		(6,324,019)
Net Assets - 100.0%		$466,414,673

The accompanying notes are an integral part of these financial statements. 14

Portfolio Intermediate Duration Government Fund

Investment Manager’s Comments

The Managers Intermediate Duration Government Fund’s objective is to achieve total return in excess of the total return of the major market indices for mortgage-backed securities.

The Managers Intermediate Duration Government Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Barclays Capital Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index.

THE PORTFOLIO MANAGER

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC, was founded in 1982. Smith Breeden is an investment management firm for a client base including corporate and public pension plans, central and supranational banks, endowments and foundations, private banks and financial institutions, insurance companies, and other institutional investors. Specializing in fixed income portfolios, the firm offers separate accounts, commingled funds, and serves as a subadvisor to ‘40 Act funds.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates or other macro-factor trading strategies.

•

Within the investment-grade fixed-income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The corporate, mortgage, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden Associates specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Citigroup Mortgage Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest-rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Citigroup Mortgage Index.

The ideal investment exhibits the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio managers limit purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets that would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk management purposes

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They need to maintain the portfolio’s target duration

•	They deem it necessary for portfolio allocation purposes

THE YEAR IN REVIEW

During the year ended December 31, 2012, the Fund returned 3.06%, compared to 2.60% for its benchmark, the Citigroup Mortgage Index (“Citi Mortgage”).

The year was filled with macro uncertainty and superiority of fixed income spread over duration as developed nations had too much debt in the wrong places and more commitments, especially for pensions and healthcare, than could be honored. The macro uncertainty was tempered by accommodative monetary policy. Spread exposure reaped high returns compared with duration exposure. As we entered a period of negotiations when the U.S. faced the “fiscal cliff,” market pressure continued and will inevitably continue into 2013 as the over-commitments mentioned above will not go away on their own accord.

Coming into the year, market consensus was that the likelihood of QE3 was high, and it was almost universally accepted that agency MBS would be part of the program. The first quarter data, however, suggested a rebounding economy. Several voting Fed members believed further QE would require increased weakness from upcoming economic data, while a couple of members were explicitly against increasing the Fed’s balance sheet. Demand for MBS remained strong, and volatility was low. The Fund’s Fixed-Rate MBS

15

Portfolio Intermediate Duration Government Fund

Investment Manager’s Comments (continued)

performance was pretty uniform across the stack as lower coupons continued to benefit from demand from the Fed and the REIT community, while higher coupon MBS performed well as prepayment rates continue to be relatively low. Mortgage derivatives, such as interest-only strips (IO) or inverse interest-only floaters (IIO), performed well during the quarter.

The second quarter marked another strong quarter for the Fund. Economic news was generally negative as problems in Europe continued to manifest themselves with no clear solution. Domestic payrolls continued to disappoint, as the rebound in jobs was not as robust as expected. The FHA’s new streamline finance program with lower insurance fees kicked in the latter part of the quarter. The Mortgage Bankers Association’s Government Refinance index spiked following the rules change, and high coupon GNMA securities sold off significantly. The Fund’s underweight in GNMA MBS was a positive given weakness in select coupons. Small positions in IOs and IIOs, which benefitted from continued low short-term rates, were also positive for the quarter.

The FOMC jolted global markets in September with the announcement of QE3. The purchases will continue until unemployment recedes sufficiently, as long as CPI inflation does not get out of hand. This development provides major support for mortgages, and despite spreads being at historical tights, we expect the sector to do well. The Fund continued with its strong performance as mortgage rates ended the quarter lower, as the Fed’s commitment to purchase additional MBS securities kept the market well-bid. Performance favored lower coupons given the market rally as higher coupon prices stalled, but specified pools with prepayment protection also performed well.

The Fund finished the fourth quarter strong as positions in non-agency MBS and CMBS were a positive as prices increased on continued demand for risk assets. Agency MBS positions continued to exhibit slower prepayments than the sector as a whole and provided roughly a third of the outperformance. For the year, the Fund showed strong performance due to record-low mortgage rates and increased prepayment rates as the Fed continued its accommodativestance.

Most of the portfolio outperformance for 2012 was attributed to agency and non-agency MBS exposure. Agency fixed-rate (FRMs), Collateralized Mortgage Obligations (CMOs), high quality CMBS, and non-agency adjustable-rate (ARMs) benefitted from low mortgage rates and prepayments.

Derivatives such as financial futures, options and mortgage derivatives are used for portfolio duration and convexity risk management. We continue to find value in mortgage derivatives with beneficial underlying collateral characteristics.

On December 31, 2012, the Fund held the bulk of its exposure in 15- and 30-year agency FRMs, although maintained an underweight versus the benchmark. We increased the allocation to 15- and 30-year agency FRMs by 6% during the year and added a 2% allocation to a 20-year agency FRM, which is not included in the Citigroup Mortgage Index. The total allocation to CMBS decreased by 3.4% of capital during the year. In adjustable-rate mortgages (ARMs), the allocation was reduced only slightly from 7.7% to 6%. The Fund also maintained its small allocation to Interest-Only (IO) strips, and CMOs. We continue to see opportunities and believe that high-quality spread assets held in the Portfolio are likely to continue experiencing positive performance.

LOOKING FORWARD

Smith Breeden believes 2013 will begin much in the same way that 2012 ended. The short-term supply/demand characteristics in the market make it likely that mortgage performance should be solid. Primary mortgage rates start the year near all-time lows, and prepayment rates continue to be elevated and should remain elevated for the foreseeable future. Given that, we feel the most attractive opportunity in creating value within the MBS sector is finding specified pools and mortgage derivatives backed by collateral that will prepay slower than generic borrowers. We will continue to monitor the effects of monetary policy and fiscal policy on the markets as volatility is expected to continue.

This commentary reflects the viewpoints of the portfolio manager, Smith Breeden Associates, Inc., as of December 31, 2012, and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2002 to a $10,000 investment made in the Citigroup Mortgage Index for the same time period. Performance for periods longer than one year is the average annual return. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

16

Portfolio Intermediate Duration Government Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index for the same time periods ended December 31, 2012.

	Average Annualized Total Returns[1]
	One Year	Five Years	Ten Years
Managers Intermediate Duration Government Fund[2,3,4,5]	3.06%	5.82%	4.91%
Citigroup Mortgage Index[6]	2.60%	5.73%	5.13%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]         From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which may have resulted in higher returns.

[3]         Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in the debtor’s perceived ability to pay its creditors, and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]         The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]         Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[6]          The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

17

Managers Intermediate Duration Government Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Category	Managers Intermediate Duration Government Fund**
U.S. Government and Agency Obligations	104.6%
Mortgage-Backed Securities	7.9%
Other Assets and Liabilities	(12.5)%

**	As a percentage of net assets.

Rating	Managers Intermediate Duration Government Fund†
U.S. Treasury & Agency	92.9%
Aaa	5.0%
Aa	0.0%
A	0.0%
Baa	0.0%
Ba & lower	2.1%

†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
FHLMC Gold Pool, 4.000%, TBA*	13.8%
FNMA, 4.000%, TBA*	6.8
FHLMC Gold Pool, 4.500%, TBA*	6.5
FNMA, 5.000%, TBA*	6.4
FHLMC Gold Pool, 5.000%, TBA*	3.1
FHLMC Gold Pool, 5.500%, TBA*	1.9
FHLMC Gold Pool, 3.500%, 01/01/26*	1.8
FNMA, 4.500%, 10/01/40*	1.7
FHLMC, 5.146%, 01/01/36	1.6
FHLMC Gold Pool, 3.500%, 04/01/32*	1.6
Top Ten as a Group	45.2%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

18

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

December 31, 2012

	Principal Amount	Value

Mortgage-Backed Securities - 7.9%
American Home Mortgage Assets LLC, Series 2005-1, Class 1A1, 3.036%, 11/25/35 (02/25/13)[1]	$94,177	$69,172
American Home Mortgage Investment Trust,
Series 2004-1, Class 4A, 2.510%, 04/25/44 (02/25/13)[1]	145,522	125,605
Series 2004-4, Class 4A, 2.526%, 02/25/45 (02/25/13)[1]	595,809	576,715
Series 2005-1, Class 5A1, 2.510%, 06/25/45 (02/25/13)[1]	67,279	66,207
Series 2005-1, Class 6A, 2.510%, 06/25/45 (02/25/13)[1]	1,312,295	1,237,751
Bank of America Funding Corp., Series 2004-B, Class 1A2, 3.021%, 12/20/34 (02/20/13)[1]	167,372	140,250
Bank of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2006-6, Class A2, 5.309%, 10/10/45	1,208,400	1,224,609
Series 2007-3, Class A2, 5.685%, 06/10/49[3]	259,909	259,836
Bear Stearns Alt-A Trust, Series 2005-3, Class 2A3, 2.765%, 04/25/35 (02/25/13)[1]	149,506	122,918
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2005-PWR9, Class A3, 4.868%, 09/11/42	1,000,000	1,042,386
Series 2006-PW11, Class A2, 5.404%, 03/11/39[3]	118,690	119,793
Series 2006-PW13, Class A2, 5.426%, 09/11/41	41,357	41,763
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class A2, 4.639%, 05/15/43	330,566	333,744
Series 2008-C7, Class A3, 6.060%, 12/10/49[3]	1,148,000	1,167,898
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A4, 5.658%, 10/15/48	2,000,000	2,061,372
Countrywide Alternative Loan Trust, Series 2005-J5, Class 1A1, 0.510%, 05/25/35 (01/25/13)[1]	231,943	221,924
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2004-R2, Class 1AF1, 0.630%, 11/25/34 (01/25/13) (a)[1,4]	235,679	198,754
Series 2005-HYB2, Class 1A4, 3.046%, 05/20/35 (02/20/13)[1]	119,875	103,147
Series 2005-HYB8, Class 1A1, 2.856%, 12/20/35 (02/20/13)[1]	136,879	109,021
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class A3, 4.645%, 07/15/37	920,796	958,107
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A3, 4.538%, 05/10/43	122,708	124,134
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.560%, 03/25/35 (01/25/13) (a)[1,4]	245,100	205,234
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 1.900%, 05/25/34 (02/25/13)[1]	53,092	50,936
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A2, 2.634%, 11/19/34 (02/19/13)[1]	95,163	81,919
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP1, Class A2, 4.625%, 03/15/46	57,933	58,031
Series 2006-LDP7, Class A3B, 5.871%, 04/15/45[3]	686,514	702,186
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A2, 5.103%, 11/15/30	10,455	10,461
Master Alternative Loans Trust, Series 2005-2, Class 2A1, 6.000%, 01/25/35	772,036	750,329
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4, 5.080%, 09/15/37	33,230	33,221
Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 2A1, 6.005%, 08/25/35[3]	1,199,387	1,142,219
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.560%, 03/25/35 (01/25/13) (a)[1,4]	299,038	242,706
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C7, Class A1, 4.241%, 10/15/35 (a)	82,827	83,098
Series 2006-C28, Class A2, 5.500%, 10/15/48	243,536	244,685
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	734,814	764,209

Total Mortgage-Backed Securities (cost $14,109,664)		14,674,340

The accompanying notes are an integral part of these financial statements. 19

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

U.S. Government and Agency Obligations - 104.6%[5]
Federal Home Loan Mortgage Corporation - 54.8%
FHLMC,
2.353%, 11/01/33 (03/15/13)[1,2]	$1,388,026	$1,479,295
3.184%, 02/01/37 (03/15/13)[1]	73,720	77,531
5.146%, 01/01/36 (03/15/13)[1,2]	2,878,754	3,037,905
FHLMC Gold Pool,
3.000%, 04/01/21 to 07/01/27	981,632	1,038,389
3.500%, 01/01/26 to 09/01/42	8,472,909	8,988,330
3.500%, TBA	1,000,000	1,063,359
4.000%, 05/01/24 to 11/01/41	6,739,009	7,190,696
4.000%, TBA	24,000,000	25,620,000
4.500%, 02/01/20 to 09/01/41[2]	10,145,414	10,895,852
4.500%, TBA	11,200,000	12,017,251
5.000%, 05/01/18 to 07/01/41[2]	5,472,045	5,972,072
5.000%, TBA	5,300,000	5,702,469
5.500%, 11/01/17 to 01/01/40[2]	9,193,718	9,989,479
5.500%, TBA	3,300,000	3,561,422
6.000%, 09/01/17 to 01/01/24[2]	2,441,942	2,689,830
7.000%, 07/01/19	278,868	314,234
7.500%, 07/01/34[2]	1,581,450	1,915,029
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42[3]	215,761	255,975
Total Federal Home Loan Mortgage Corporation		101,809,118
Federal National Mortgage Association - 40.2%
FNMA,
2.292%, 07/01/33 (02/25/13)[1]	431,962	454,674
2.309%, 06/01/34 (02/25/13)[1,2]	1,137,782	1,212,366
2.333%, 06/01/34 (02/25/13)[1,2]	1,183,263	1,256,002
2.438%, 02/01/36 (02/25/13)[1]	117,209	122,839
2.656%, 08/01/34 (02/25/13)[1]	495,884	526,301
3.500%, 10/01/26 to 01/01/27	3,506,397	3,728,037
3.500%, TBA	2,000,000	2,128,516
4.000%, 12/01/26 to 02/01/42	4,719,333	5,077,157
4.000%, TBA	11,800,000	12,644,297
4.500%, 04/01/25 to 12/01/41[2]	16,498,488	17,982,394
5.000%, 06/01/18 to 08/01/41	4,868,701	5,323,816
5.000%, TBA	11,000,000	11,914,375
5.500%, 03/01/17 to 07/01/38[2]	4,237,522	4,619,513
6.000%, 08/01/17 to 06/01/39[2]	3,405,633	3,695,596
6.500%, 11/01/28 to 07/01/32	270,357	301,807
7.000%, 11/01/22	1,273,137	1,402,759
FNMA REMICS,
Series 1994-55, Class H, 7.000%, 03/25/24[2]	1,239,695	1,425,319

The accompanying notes are an integral part of these financial statements. 20

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Federal National Mortgage Association - 40.2% (continued)
FNMA REMICS,
Series 2005-13, Class AF, 0.610%, 03/25/35 (01/25/13)[1,2]	$793,287	$800,195
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.232%, 10/25/42[3]	126,610	148,899
Total Federal National Mortgage Association		74,764,862
Government National Mortgage Association - 7.1%
GNMA,
2.000%, 05/20/21 (02/20/13)[1]	25,655	26,667
3.000%, 03/20/16 to 08/20/18 (02/20/13)[1]	219,721	229,276
4.500%, 06/15/39 to 05/15/41	2,193,274	2,419,491
5.000%, 09/15/39 to 09/15/41[2]	6,190,964	6,807,380
5.500%, 10/15/39 to 11/15/39[2]	3,297,537	3,636,191
7.500%, 09/15/28 to 11/15/31	24,141	25,488
Total Government National Mortgage Association		13,144,493
Interest Only Strips - 2.5%
FHLMC,
Series 212, Class IO, 6.000%, 05/01/31[4]	3,128	481
Series 233, Class 5, 4.500%, 09/15/35	267,544	30,984
FHLMC REMICS,
Series 2380, Class SI, 7.691%, 06/15/31 (01/15/13)[1]	28,187	5,842
Series 2590, Class UC, 5.000%, 05/15/17	22,381	304
Series 2637, Class SI, 5.791%, 06/15/18 (01/15/13)[1]	227,289	19,362
Series 2877, Class GS, 6.491%, 11/15/18 (01/15/13)[1]	207,694	10,723
Series 2922, Class SE, 6.541%, 02/15/35 (01/15/13)[1]	219,469	42,896
Series 2934, Class HI, 5.000%, 02/15/20	132,070	14,818
Series 2934, Class KI, 5.000%, 02/15/20	110,508	11,977
Series 2965, Class SA, 5.841%, 05/15/32 (01/15/13)[1]	531,279	77,402
Series 2967, Class JI, 5.000%, 04/15/20	259,514	27,273
Series 2980, Class SL, 6.491%, 11/15/34 (01/15/13)[1]	300,523	63,033
Series 3031, Class BI, 6.481%, 08/15/35 (01/15/13)[1]	438,777	90,351
Series 3065, Class DI, 6.411%, 04/15/35 (01/15/13)[1]	382,797	77,887
Series 3114, Class GI, 6.391%, 02/15/36 (01/15/13)[1]	325,067	65,292
Series 3308, Class S, 6.991%, 03/15/32 (01/15/13)[1]	554,513	106,181
Series 3424, Class XI, 6.361%, 05/15/36 (01/15/13)[1]	438,022	85,303
Series 3489, Class SD, 7.591%, 06/15/32 (01/15/13)[1]	287,224	60,873
Series 3606, Class SN, 6.041%, 12/15/39 (01/15/13)[1]	602,413	91,720
Series 3685, Class EI, 5.000%, 03/15/19	1,067,695	98,554
Series 3731, Class IO, 5.000%, 07/15/19	489,027	41,517
Series 3882, Class AI, 5.000%, 06/15/26	592,964	56,513
Series 3995, Class KI, 3.500%, 02/15/27	2,280,146	301,016
FNMA,
Series 215, Class 2, 7.000%, 04/01/23[4]	142,135	27,905
Series 222, Class 2, 7.000%, 06/01/23[4]	14,856	2,830
Series 343, Class 2, 4.500%, 10/01/33	161,858	19,604

The accompanying notes are an integral part of these financial statements. 21

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Interest Only Strips - 2.5% (continued)
FNMA,
Series 343, Class 21, 4.000%, 09/01/18	$266,746	$17,810
Series 343, Class 22, 4.000%, 11/01/18	140,292	9,477
Series 351, Class 3, 5.000%, 04/01/34	198,566	24,306
Series 351, Class 4, 5.000%, 04/01/34	117,953	15,247
Series 351, Class 5, 5.000%, 04/01/34	100,050	12,969
Series 365, Class 4, 5.000%, 04/01/36	300,216	37,733
FNMA REMICS,
Series 2003-73, Class SM, 6.390%, 04/25/18 (01/25/13)[1]	295,297	26,874
Series 2004-49, Class SQ, 6.840%, 07/25/34 (01/25/13)[1]	177,042	35,096
Series 2004-51, Class SX, 6.910%, 07/25/34 (01/25/13)[1]	311,244	53,011
Series 2004-64, Class SW, 6.840%, 08/25/34 (01/25/13)[1]	792,718	161,858
Series 2005-12, Class SC, 6.540%, 03/25/35 (01/25/13)[1]	305,014	63,597
Series 2005-45, Class SR, 6.510%, 06/25/35 (01/25/13)[1]	663,131	129,790
Series 2005-65, Class KI, 6.790%, 08/25/35 (01/25/13)[1]	1,479,177	317,744
Series 2005-89, Class S, 6.490%, 10/25/35 (01/25/13)[1]	1,512,173	286,347
Series 2006-3, Class SA, 5.940%, 03/25/36 (01/25/13)[1]	328,001	57,171
Series 2007-75, Class JI, 6.335%, 08/25/37 (01/25/13)[1]	390,333	59,284
Series 2008-86, Class IO, 4.500%, 03/25/23	914,051	78,720
Series 2010-29, Class KJ, 5.000%, 12/25/21	2,152,505	208,279
Series 2010-37, Class GI, 5.000%, 04/25/25	1,072,746	72,623
Series 2010-65, Class IO, 5.000%, 09/25/20	1,123,538	124,807
Series 2010-121, Class IO, 5.000%, 10/25/25	446,915	41,968
Series 2011-69, Class AI, 5.000%, 05/25/18	1,438,166	114,582
Series 2011-88, Class WI, 3.500%, 09/25/26	658,772	92,702
Series 2011-124, Class IC, 3.500%, 09/25/21	764,290	72,758
Series 2012-126, Class SJ, 4.790%, 11/25/42 (01/25/13)[1]	986,755	190,630
GNMA,
Series 1999-40, Class TW, 6.791%, 02/17/29 (01/17/13)[1]	199,930	41,398
Series 2010-111, Class BI, 2.000%, 09/16/13	1,698,124	23,773
Series 2011-32, Class KS, 11.682%, 06/16/34 (01/16/13)[1]	444,685	131,952
Series 2011-94, Class IS, 6.491%, 06/16/36 (01/16/13)[1]	418,610	83,471
Series 2011-157, Class SG, 6.389%, 12/20/41 (01/20/13)[1]	1,446,248	429,524
Series 2011-167, Class IO, 5.000%, 12/16/20	899,590	86,844
Series 2012-34, Class KS, 5.841%, 03/16/42 (01/16/13)[1]	555,316	135,585
Series 2012-69, Class QI, 4.000%, 03/16/41	434,839	85,444
Total Interest Only Strips		4,754,015
Total U.S. Government and Agency Obligations (cost $190,096,511)		194,472,488

The accompanying notes are an integral part of these financial statements. 22

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 27.2%
U.S. Government and Agency Discount Notes - 0.0%#
FHLMC, 0.020%, 01/07/13[6]	$20,000	$20,000
FNMA, 0.075%, 03/06/13[6,7]	100,000	99,991
Total U.S. Government and Agency Discount Notes		119,991
	Shares
Other Investment Companies - 27.2%[8]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%	21,390,236	21,390,236
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.12%	29,130,450	29,130,450
Total Other Investment Companies		50,520,686
Total Short-Term Investments (cost $50,640,658)		50,640,677
Total Investments - 139.7% (cost $254,846,833)		259,787,505
Other Assets, less Liabilities - (39.7)%		(73,889,014)
Net Assets - 100.0%		$185,898,491

The accompanying notes are an integral part of these financial statements. 23

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2012, the approximate cost of investments for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Managers Short Duration Government Fund	$466,448,004	$8,226,252	$(1,935,564)	$6,290,688
Managers Intermediate Duration Government Fund	254,846,833	6,050,085	(1,109,413)	4,940,672

#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2012, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers Intermediate Duration Government Fund	$729,792	0.39%

[1]	Floating Rate Security: The rate listed is as of December 31, 2012. Date in parentheses represents the security’s next coupon rate reset.
[2]	Some or all of these securities are segregated as collateral for delayed delivery agreements. At December 31, 2012, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers Short Duration Government Fund	$73,958,774	15.9%
Managers Intermediate Duration Government Fund	38,835,002	20.9%

[3]	Variable Rate Security: The rate listed is as of December 31, 2012 and is periodically reset subject to terms and conditions set forth in the debenture.
[4]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent and are fair valued at Level 2. The market value of illiquid securities at December 31, 2012, amounted to the following:

Fund	Value	% of Net Assets
Managers Short Duration Government Fund	$1,633,412	0.4%
Managers Intermediate Duration Government Fund	677,910	0.4%

[5]	The interest rate shown is the rate in effect at December 31, 2012.
[6]	Represents yield to maturity at December 31, 2012.
[7]	Some or all of this security is held as collateral for futures contracts. The collateral market value at December 31, 2012, amounted to the following:

Fund	Value	% of Net Assets
Managers Short Duration Government Fund	$349,939	0.08%
Managers Intermediate Duration Government Fund	59,995	0.03%

[8]

Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements. 24

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2012. (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Unobservable Inputs Level 2	Significant Observable Inputs Level 3	Total
Managers Short Duration Government Fund
Investments in Securities
Asset-Backed Securities	—	$860,518	—	$860,518
Mortgage-Backed Securities	—	43,486,262	—	43,486,262
U.S. Government and Agency Obligations†	—	375,995,787	—	375,995,787
Short-Term Investments
U.S. Government and Agency Discount Notes	—	29,846,823	—	29,846,823
Other Investment Companies	$22,549,302	—	—	22,549,302

Total Investments in Securities	$22,549,302	$450,189,390	—	$472,738,692

TBA Sale Commitments	—	$(2,110,938)	—	$(2,110,938)

Financial Derivative Instruments-Assets††
Interest Rate Contracts	$201,505	—	—	$201,505

Financial Derivative Instruments-Liabilities††
Interest Rate Contracts	(266,958)	—	—	(266,958)

Total Financial Derivative Instruments	$(65,453)	—	—	$(65,453)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Intermediate Duration Government Fund
Investments in Securities			—
Mortgage-Backed Securities	—	$14,674,340	—	$14,674,340
U.S. Government and Agency Obligations†	—	194,472,488		194,472,488
Short-Term Investments			—
U.S. Government and Agency Discount Notes	—	119,991	—	119,991
Other Investment Companies	$50,520,686	—	—	50,520,686

Total Investments in Securities	$50,520,686	$209,266,819	—	$259,787,505

TBA Sale Commitments		$(3,913,586)		$(3,913,586)

Financial Derivative Instruments-Assets††
Interest Rate Contracts	$37,940	—	—	$37,940

Financial Derivative Instruments-Liabilities††			—
Interest Rate Contracts	(219,739)	—	—	(219,739)

Total Financial Derivative Instruments	$(181,799)	—	—	$(181,799)

†	All U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of the U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

The accompanying notes are an integral part of these financial statements. 25

Notes to Schedules of Portfolio Investments (continued)

As of December 31, 2012, the Funds had no transfers between levels from the beginning of the reporting period.

The following schedule is the fair value of derivative instruments at December 31, 2012:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers Short Duration Government Fund	Interest rate contracts	Variation margin receivable[1]	$44,734	Variation margin payable[1]	$1,775

Managers Intermediate Duration Government Fund	Interest rate contracts	Variation margin receivable[1]	$9,484	Variation margin payable[1]	$4,172

[1]

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(65,453) for Managers Short Duration Government Fund and $(181,799) for the Managers Intermediate Duration Government Fund.

For the year ended December 31, 2012 , the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss)on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount
Managers Short Duration Government Fund	Interest rate contracts	$(1,824,410)

Managers Intermediate Duration Government Fund	Interest rate contracts	$(306,692)

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount
Managers Short Duration Government Fund	Interest rate contracts	$847,806

Managers Intermediate Duration Government Fund	Interest rate contracts	$170,170

At December 31, 2012, the Funds had the following TBA forward sale commitments:
(See Note 1(i) in the Notes to Financial Statements.)

Fund	Principal Amount	Security		Current Liability
Managers Short Duration Government Fund
	$2,000,000	FNMA, 3.000%, TBA		$(2,110,938)

Fund	Principal Amount	Security		Current Liability
Managers Intermediate Duration Government Fund
	$800,000	FNMA, 3.000%, TBA		$(844,375)
	1,500,000	FNMA, 3.500%, TBA		(1,591,172)
	1,350,000	GNMA, 4.500%, TBA		(1,478,039)

			Total	$(3,913,586)

The accompanying notes are an integral part of these financial statements. 26

Notes to Schedules of Portfolio Investments (continued)

At December 31, 2012, the Funds had the following open futures contracts:

(See Note 7 in the Notes to Financial Statements.)

Managers Short Duration Government Fund

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	36	Short	03/28/13	$(2,902)
3-Month Eurodollar	33	Short	03/18/13 to 03/17/14	(259,120)
5-Year Interest Rate Swap	169	Short	03/18/13	62,953
5-Year U.S. Treasury Note	39	Long	03/28/13	(3,145)
10-Year Interest Rate Swap	60	Short	03/18/13	64,538
10-Year U.S. Treasury Note	4	Long	03/19/13	(1,791)
U.S. Treasury Long Bond	29	Short	03/19/13	74,014

			Total	$(65,453)

Managers Intermediate Duration Government Fund

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	5	Short	03/28/13	$(403)
3-Month Eurodollar	20	Short	03/18/13 to 12/16/13	(205,613)
5-Year Interest Rate Swap	21	Short	03/18/13	7,822
5-Year U.S. Treasury Note	47	Long	03/28/13	(3,789)
10-Year Interest Rate Swap	28	Short	03/18/13	30,118
10-Year U.S. Treasury Note	5	Long	03/19/13	(2,239)
U.S. Treasury Long Bond	3	Long	03/19/13	(7,695)

			Total	$(181,799)

Investments Definitions and Abbreviations:

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMAC:	General Motors Acceptance Corp.
GNMA:	Government National Mortgage Association
GSR:	Goldman Sachs REMIC
REMICS:	Real Estate Mortgage Investment Conduits
TBA:	To Be Announced

The accompanying notes are an integral part of these financial statements. 27

Statement of Assets and Liabilities

December 31, 2012

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value*	$472,738,692	$259,787,505
Receivable for delayed delivery instruments sold	10,618,125	6,033,430
Receivable for Fund shares sold	5,110,238	478,619
Dividends, interest and other receivables	1,594,030	698,829
Receivable for investments sold	376,409	120,048
Variation margin receivable	44,734	9,484
Receivable from affiliate	—	12,689
Prepaid expenses	17,298	15,281
Total assets	490,499,526	267,155,885
Liabilities:
Payable for delayed delivery investments purchased	19,119,896	76,777,181
Payable for Fund shares repurchased	2,485,159	384,529
Payable for TBA sale commitments	2,110,938	3,913,586
Variation margin payable	1,775	4,172
Accrued expenses:
Investment management and advisory fees	274,564	110,713
Trustees fees and expenses	104	342
Other	92,417	66,871
Total liabilities	24,084,853	81,257,394

Net Assets	$466,414,673	$185,898,491
Net Assets Represent:
Paid-in capital	$469,320,607	$182,344,259
Undistributed net investment income	—	2,112
Accumulated net realized loss from investments and futures contracts	(9,128,043)	(1,199,331)
Net unrealized appreciation of investments and futures contracts	6,222,109	4,751,451
Net Assets	$466,414,673	$185,898,491
Shares outstanding	48,341,471	16,937,634
Net asset value, offering and redemption price per share	$9.65	$10.98
* Investments at cost	$466,448,004	$254,846,833

The accompanying notes are an integral part of these financial statements. 28

Statement of Operations

For the year ended December 31, 2012

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Interest income	$6,521,711	$5,128,933
Dividend income	11,645	82,590
Total investment income	6,533,356	5,211,523
Expenses:
Investment management and advisory fees	2,851,689	1,353,487
Custodian	133,251	67,191
Registration fees	69,029	28,240
Professional fees	63,285	49,848
Transfer agent	60,826	233,567
Reports to shareholders	45,717	14,899
Trustees fees and expenses	19,795	10,099
Extraordinary expense	18,686	7,528
Miscellaneous	17,886	8,673
Total expenses before offsets	3,280,164	1,773,532
Expense reimbursements	—	(45,094)
Expense reductions	(103)	(49)
Fee waivers	—	(17,464)
Net expenses	3,280,061	1,710,925

Net investment income	3,253,295	3,500,598
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and futures contracts	(1,516,499)	3,016,798
Net change in unrealized appreciation (depreciation) of investments and futures contracts	4,683,729	(612,254)
Net realized and unrealized gain	3,167,230	2,404,544

Net increase in net assets resulting from operations	$6,420,525	$5,905,142

The accompanying notes are an integral part of these financial statements. 29

Statements of Changes in Net Assets

For the year ended December 31,

	Managers Short Duration Government Fund		Managers Intermediate Duration Government Fund
	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$3,253,295	$3,317,481	$3,500,598	$4,093,549
Net realized gain (loss) on investments and futures contracts	(1,516,499)	(1,249,488)	3,016,798	4,339,722
Net change in unrealized appreciation (depreciation) of investments and futures contracts	4,683,729	859,912	(612,254)	312,033
Net increase in net assets resulting from operations	6,420,525	2,927,905	5,905,142	8,745,304
Distributions to Shareholders:
From net investment income	(3,255,617)	(3,319,280)	(3,498,486)	(4,122,038)
From net realized gain on investments	—	—	(4,353,483)	(3,945,014)
Total distributions to shareholders	(3,255,617)	(3,319,280)	(7,851,969)	(8,067,052)
Capital Share Transactions:
Proceeds from sale of shares	288,999,135	291,803,165	76,305,567	69,723,400
Reinvestment of dividends and distributions	2,828,712	3,068,327	6,862,325	7,112,821
Cost of shares repurchased	(221,591,585)	(282,392,872)	(73,409,869)	(53,071,474)
Net increase from capital share transactions	70,236,262	12,478,620	9,758,023	23,764,747

Total increase in net assets	73,401,170	12,087,245	7,811,196	24,442,999
Net Assets:
Beginning of year	393,013,503	380,926,258	178,087,295	153,644,296
End of year	$466,414,673	$393,013,503	$185,898,491	$178,087,295
End of year undistributed net investment income	—	—	$2,112	—

Share Transactions:
Sale of shares	29,967,411	30,439,393	6,814,998	6,206,673
Reinvested shares from dividends and distributions	293,690	320,229	620,611	639,973
Shares repurchased	(22,995,811)	(29,452,374)	(6,534,755)	(4,759,069)
Net increase in shares	7,265,290	1,307,248	900,854	2,087,577

The accompanying notes are an integral part of these financial statements. 30

Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$9.57	$9.58	$9.56	$9.20	$9.68
Income from Investment Operations:
Net investment income	0.08 [3]	0.09	0.13	0.24	0.34
Net realized and unrealized gain (loss) on investments	0.08 [3]	(0.01)	0.03	0.35	(0.45)
Total from investment operations	0.16	0.08	0.16	0.59	(0.11)
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.09)	(0.14)	(0.23)	(0.37)
Net Asset Value, End of Year	$9.65	$9.57	$9.58	$9.56	$9.20
Total Return[1]	1.64%	0.80%	1.68%[5]	6.43%[5]	(1.19)%
Ratio of net expenses to average net assets	0.81%[4]	0.82%	0.81%	0.84%	0.83%
Ratio of net investment income to average net assets[1]	0.80%[4]	0.89%	1.38%	2.43%	3.88%
Portfolio turnover	49%	141%	116%	152%	282%
Net assets at end of year (000’s omitted)	$466,415	$393,014	$380,926	$275,330	$243,548

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.81%	0.82%	0.82%	0.84%	0.84%
Ratio of net investment income to average net assets	0.80%	0.89%	1.37%	2.43%	3.87%

31

Intermediate Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$11.10	$11.01	$10.90	$10.17	$10.67
Income from Investment Operations:
Net investment income	0.20 [3]	0.30	0.32	0.41	0.45
Net realized and unrealized gain (loss) on investments	0.14 [3]	0.34	0.46	0.83	(0.37)
Total from investment operations	0.34	0.64	0.78	1.24	0.08
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.30)	(0.32)	(0.41)	(0.45)
Net realized gain on investments	(0.26)	(0.25)	(0.35)	(0.10)	(0.13)
Total distributions to shareholders	(0.46)	(0.55)	(0.67)	(0.51)	(0.58)
Net Asset Value, End of Year	$10.98	$11.10	$11.01	$10.90	$10.17
Total Return[1]	3.15%[5]	5.88%[5]	7.20%[5]	12.40%	0.85%
Ratio of net expenses to average net assets	0.89%[6]	0.88%	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets[1]	1.81%[6]	2.64%	2.80%	3.84%	4.32%
Portfolio turnover	21%	453%	409%	370%	429%
Net assets at end of year (000’s omitted)	$185,898	$178,087	$153,644	$155,226	$170,181

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.92%	0.94%	0.96%	0.98%	0.95%
Ratio of net investment income to average net assets	1.78%	2.58%	2.73%	3.75%	4.26%

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-routine extraordinary expenses amounting to $18,686 and represents 0.005% of average net assets.
[5]	The total return is based on the Financial Statement Net Asset Values as shown.
[6]	Includes non-routine extraordinary expenses amounting to $7,528 and represents 0.004% of average net assets.

32

Notes to Financial Statements

December 31, 2012

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are two series of Trust II: Managers Short Duration Government Fund (“Short Duration”), and Managers Intermediate Duration Government Fund (“Intermediate Duration”), each a “Fund” and collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP

33

Notes to Financial Statements (continued)

also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby each

Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year endedDecember 31, 2012, the Funds did not incur overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby balance credits are used to offset banking charges and other out-of-pocket expenses. For the year endedDecember 31, 2012, the transfer agent expense for Short Duration and Intermediate Duration was reduced by $103 and $49, respectively.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund – Capital Shares. For the year endedDecember 31, 2012, the management fee for Intermediate Duration was reduced by $17,464.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for the Funds. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

34

Notes to Financial Statements (continued)

	Short Duration		Intermediate Duration
	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$3,255,617	$3,319,280	$3,498,486	$4,119,606
Short-term capital gains	—	—	2,936,108	3,628,005
Long-term capital gains	—	—	1,417,375	319,441

Total	$3,255,617	$3,319,280	$7,851,969	$8,067,052

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Short Duration	Intermediate Duration
Capital loss carryforward	$2,331,118	—
Undistributed ordinary income	—	$2,112
Undistributed short-term capital gains	—	104,695
Undistributed long-term capital gains	—	179,026
Post-October loss deferral	—	157,251

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns as of December 31, 2012 and all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2012, the following Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactmaent losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
Fund	Short-Term	Long-Term	December 31,
Short Duration
(Pre-Enactment)	$2,331,118	—	2017

For the year ended December 31, 2011, the following Fund utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
	Short-Term	Long-Term
Short Duration	$387,225	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Short Duration – two collectively own 62%; Intermediate Duration – two collectively own 56%. Transactions by these shareholders may have a material impact on their respective Funds.

35

Notes to Financial Statements (continued)

h.	Delayed Delivery Transactions and When-Issued Securities

The Funds may enter into securities transactions on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

i.	Securities Issued on a When Issued Basis

The Funds may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in note 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

2.	Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisor’s for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Smith Breeden Associates, Inc., who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2012, the annual investment management fee rates, as a percentage of average daily net assets, were as follows:

Investment Management Fee
Short Duration	0.70%
Intermediate Duration	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.89% of Intermediate Duration Fund’s average daily net assets.

Intermediate Duration is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap. For the year ended December 31, 2012, the Fund’s components of reimbursement available are detailed in the following chart:

Intermediate Duration
Reimbursement Available - 12/31/11	$336,446
Additional Reimbursements	45,094
Repayments	—
Expired Reimbursements	(145,541)

Reimbursement Available - 12/31/12	$235,999

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive an additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services

36

Notes to Financial Statements (continued)

pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2012, were as follows:

	Long-Term Securities (excluding U.S. Government Obligations)
Fund	Purchases	Sales
Short Duration	$65,726,986	$56,858,326
Intermediate Duration	$9,541,623	$13,677,285

	U.S. Government Obligations
Fund	Purchases	Sales
Short Duration	$176,950,605	$125,125,645
Intermediate Duration	$44,741,597	$31,085,069

4.	Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the year ended December 31, 2012 and the year December 31, 2011, the Funds did not loan any securities.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have had no prior claims or losses and expect the risks of material loss to be remote.

6.	Derivative Instruments

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Schedules of Portfolio Investments. For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Short Duration	Intermediate Duration
Financial futures contracts:
Average number of contracts purchased	115	55
Average number of contracts sold	449	83
Average notional value of contracts purchased	$14,303,413	$6,938,183
Average notional value of contracts sold	$81,994,603	$13,968,566

7.	Futures Contracts

The Funds entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For OTC futures, daily variation margin is not required. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

8.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments

37

Notes to Financial Statements (continued)

on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage- related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

9.	Dollar Roll and Reverse Dollar Roll Agreements

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

10.	Stripped Securities

Each of the Funds invests in stripped securities (“STRIPS”), primarily interest-only strips, for their hedging characteristics. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely,

POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

11.	New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

12.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Tax Information(unaudited)

The Managers Short Duration Government Fund and the Managers Intermediate Duration Government Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code, Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund hereby designate $0 and $1,417,374, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2012, or if subsequently determined to be different, the net capital gains of such year.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

39

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004)
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)
Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn,	NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES  PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Managers Funds

Annual Report — December 31, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Chicago Equity Partners Balanced Fund	3

Managers High Yield Fund	13

Managers AMG GW&K Fixed Income Fund	27

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	32

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	34
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	36
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	37
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	39
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	44

NOTES TO FINANCIAL STATEMENTS	45
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

TRUSTEES AND OFFICERS	54

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (MIG) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of funds managed by a collection of Affiliated Managers Group’s (AMG) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into The Managers Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $25 billion at the end of 2012.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes – Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients as well as Financial Advisors to select the appropriate share class to match their needs.

During 2012, we also executed on other changes to certain Funds, which included reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

As we enter into 2013, both known and unknown risks remain to the global economy and its growth prospects. Nevertheless, we remain optimistic that the collective fiscal and monetary efforts undertaken over the past several years will continue to have a positive impact on the global economy. In the meantime, we remain confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

The Managers Funds

1

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2012	Expense Ratio for the Period	Beginning Account Value 07/01/2012	Ending Account Value 12/31/2012	Expenses Paid During the Period*
Managers AMG Chicago Equity Partners Balanced Fund
Investor Class Shares
Based on Actual Fund Return	1.09%	$1,000	$1,037	$5.57
Hypothetical (5% return before expenses)	1.09%	$1,000	$1,020	$5.52
Service Class Shares**
Based on Actual Fund Return	0.94%	$1,000	$996	$4.73
Hypothetical (5% return before expenses)	0.94%	$1,000	$1,020	$4.79
Institutional Class Shares
Based on Actual Fund Return	0.84%	$1,000	$1,038	$4.30
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.27
Managers High Yield Fund
Investor Class Shares
Based on Actual Fund Return	1.15%	$1,000	$1,075	$5.99
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.83
Institutional Class Shares
Based on Actual Fund Return	0.90%	$1,000	$1,075	$4.70
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.58
Managers AMG GW&K Fixed Income Fund
Investor Class Shares
Based on Actual Fund Return	0.84%	$1,000	$1,043	$4.31
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.26
Service Class Shares**
Based on Actual Fund Return	0.64%	$1,000	$1,003	$3.22
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.25
Class C Shares
Based on Actual Fund Return	1.59%	$1,000	$1,040	$8.15
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.06
Institutional Class Shares
Based on Actual Fund Return	0.59%	$1,000	$1,045	$3.03
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.
**	Commenced operations December 1, 2012.

2

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2012, the Managers AMG Chicago Equity Partners Balanced Fund (Institutional Share Class) returned 10.09%, underperforming the 11.65% return for its benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index. Throughout the year, the Portfolio’s allocation was neutral and we continue to manage the Fund in line with the neutral allocation.

EQUITY

2012 proved to be a strong year for equities, with all Indices posting double digit gains for the year. Mid cap stocks led the pack with a 17% return, while large caps tied with small caps at 16%. For the year, value beat growth, ending a three-year run by growth stocks. 2012 started out strong as the Euro zone showed temporary signs of stabilization and the U.S. economy continued to improve. The rally was short lived, however, as the market corrected 10% from April-May, once again weighed down by Euro zone concerns, slowing growth in China and weakness in the U.S. economy. The Fed came to the rescue (again!) with QE3, and stocks ended the 3rd quarter 6% higher. Politics stole the spotlight during the 4th quarter as investors’ attention became focused on the policy implications of the presidential election. Immediately following the election, attention pivoted towards the contentious negotiations regarding the fast approaching fiscal cliff. Progress was made and an agreement reached, but much like the broader recovery to date the pace and scope was less than satisfying to many. Even though the Russell 1000® Index delivered an impressive 16.4% gain for the year, many of the lingering concerns remain: reduced forecasts for global growth, decelerating earnings growth in the U.S., continued showdowns in Washington over the debt ceiling and budget deficits, and a muted recovery in the labor markets. As a result, some market participants have grown more weary than those undecided voters from Ohio.

Regarding the equity portion of the Fund, all four factor groups (Growth, Value, Momentum, Quality) averaged positive returns for 2012, due to strong performance from each group at different times of the year. The model’s stock-selection forecasts were mixed for the quarter. Valuation factors continued their rebound in the second half finishing the year strongly. December was a particularly good month for valuation factors. Momentum, after being strong during the year, reversed course and delivered a negative quarter. The growth group and quality group ended slightly positive for the year as well. For the year, the highest ranked stocks outperformed the bottom ranked stocks, but some of the lower ranked stock groupings also did well. As a result, equity performance for the Fund was roughly in line with the equity benchmark. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

During the fourth quarter we introduced our proprietary market phase identification model to the equity portion of the Portfolio, which is part of our ongoing efforts to continually enhance our multi-factor model. The market phase identification model improves portfolio performance by identifying the right time to emphasize or de-emphasize certain factors. Contrary to a short-term timing model, the objective is to capture major inflection points that historically have been challenging environments for quantitative models. We apply this information during the portfolio construction process by altering factor constraints in the optimization depending on the current market phase. The information captured in our phase identification method is used to enhance upside returns and improve downside risk management.

FIXED INCOME

Throughout 2012, Chicago Equity Partners maintained an emphasis on higher quality sectors of the market and higher rated issuers within the corporate bond universe. Uncertainty regarding the sustainability of economic growth, as well as the future of government fiscal and monetary policy, was the key factor influencing our decision. Throughout the year overall spreads tightened and the types of securities in which we held an underweight position (such as credit in general, and BBBs specifically) outperformed. As a result, the fixed income portion of the Portfolio trailed its benchmark.

A strong appetite for risk throughout most of 2012 resulted in valuations achieving historically rich levels. While it has been the stated goal of Federal Reserve Monetary Policy to drive the prices of risk assets higher through ongoing Quantitative Easing programs, it may have resulted in valuations disconnecting from underlying fundamental circumstances. Our stated objective for this portion of the Fund is to provide income, stability and to reduce overall portfolio risk. As a result, we positioned the Portfolio toward preserving capital and to benefit if the market’s risk appetite reversed.

The risk premium offered for all non-Treasury sectors of the investment grade market declined in 2012. The most dramatic declines occurred in the lower rated financial issuers within the investment grade market. The spread offered by “BBB” rated securities, over U.S. Treasuries declined by 93 basis points in 2012. Yields for financial companies, relative to U.S. Treasuries, declined by 161 basis points in 2012. Non-financials declined by a smaller 48 basis points.

We continue to believe our positioning is prudent, is in line with our stated objectives, and will benefit shareholders during times of financial stress, especially given the dramatic decline in spreads that occurred in 2012.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of December 31, 2012 and is not intended as a forecast or guarantee of future results.

3

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Managers AMG Chicago Equity Partners Balanced Fund’s (“Managers AMG CEP Balanced Fund”) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) on December 31, 2002 to a $10,000 investment made in the benchmarks for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers AMG CEP Balanced Fund, the Russell 1000® Index & the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG CEP Balanced Fund[2,3,4,5]
Investor Class[6]	9.86%	4.88%	7.87%	7.55%	01/02/97
Service Class	—	—	—	(0.43)%	11/30/12
Institutional Class	10.09%	5.15%	8.21%	7.96%	01/02/97
60% Russell 1000®Index7/40% Barclays U.S. Aggregate Index[8]	11.65%	4.50%	7.22%	6.62%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]          Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.

[3]          The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[4]         The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during the given periods.

[5]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[6]          As of December 1, 2012 the Fund’s Class A shares were renamed Investor Class Shares. Additionally, the Fund’s Class C shares converted to Investor Class shares.

[7]         The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

[8]          The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. The Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Managers AMG Chicago Equity Partners Balanced Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers AMG Chicago Equity Partners Balanced Fund**
U.S. Government and Agency Obligations	37.2%
Information Technology	14.3%
Consumer Discretionary	9.0%
Financials	8.4%
Health Care	7.4%
Industrials	6.6%
Consumer Staples	5.8%
Energy	4.4%
Utilities	2.4%
Materials	1.9%
Telecommunication Services	1.8%
Mortgage Backed Securities	0.0%
Foreign Government Obligations	0.0%
Asset Backed Securities	0.0%
Other Assets and Liabilities	0.8%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
U.S. Treasury Notes, 0.625%, 01/13/13	3.5%
Apple, Inc.*	3.2
U.S. Treasury Bonds, 4.750%, 02/15/41	2.7
U.S. Treasury Notes, 1.000%, 03/31/17	2.0
FHLB, 5.000%, 11/17/17*	1.9
FHLMC, 3.750%, 03/27/19*	1.9
Exxon Mobil Corp.*	1.8
U.S. Treasury Notes, 2.625%, 08/15/20*	1.4
U.S. Treasury Notes, 2.750%, 02/28/18	1.4
FHLMC, 2.500%, 05/27/16	1.4
Top Ten as a Group	21.2%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2012

	Shares	Value

Common Stocks - 60.1%
Consumer Discretionary - 9.0%
American Eagle Outfitters, Inc.	2,100	$43,071
Bally Technologies, Inc.*	3,400	152,014
CBS Corp., Class B	6,100	232,105
Comcast Corp., Class A	400	14,952
Dillard’s, Inc., Class A	1,550	129,843
DISH Network Corp., Class A	2,025	73,710
Expedia, Inc.	3,550	218,147
Foot Locker, Inc.	6,325	203,159
Gap, Inc., The	6,500	201,760
Hanesbrands, Inc.*	2,000	71,640
Harley-Davidson, Inc.	475	23,199
Home Depot, Inc., The	6,275	388,109
Liberty Global, Inc., Class A*	250	15,748
Liberty Interactive Corp., Class A*	5,875	115,620
Liberty Media Corp. - Liberty Capital, Class A*	1,125	130,511
Mattel,, Inc.	6,100	223,382
Newell Rubbermaid, Inc.	5,550	123,598
Panera Bread Co., Class A*	450	71,474
Polaris Industries, Inc.	2,505	210,796
priceline.com, Inc.*	25	15,530
PulteGroup, Inc.*	4,725	85,806
PVH Corp.	425	47,179
Royal Caribbean Cruises, Ltd.	1,825	62,050
Thor Industries, Inc.	1,200	44,916
Time Warner Cable, Inc.	1,850	179,801
TJX Cos., Inc.	2,475	105,064
VF Corp.	75	11,323
Walt Disney Co., The	275	13,692
Total Consumer Discretionary		3,208,199
Consumer Staples - 5.8%
Altria Group, Inc.	2,275	71,481
Archer-Daniels-Midland Co.	1,675	45,878
Avon Products, Inc.	775	11,129
Brown-Forman Corp., Class B	1,800	113,850
Coca-Cola Co., The	4,400	159,500
Coca-Cola Enterprises, Inc.	475	15,072
CVS Caremark Corp.	2,900	140,215
Dean Foods Co.*	5,000	82,550
Dr Pepper Snapple Group, Inc.	1,075	47,494
Herbalife, Ltd.[1]	300	9,882
Ingredion, Inc.	1,925	124,028

The accompanying notes are an integral part of these financial statements. 6

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Consumer Staples - 5.8% (continued)
Kellogg Co.	4,000	$223,400
Kroger Co., The	1,025	26,671
Molson Coors Brewing Co., Class B	2,750	117,672
Nu Skin Enterprises, Inc., Class A1	4,275	158,389
PepsiCo, Inc.	200	13,686
Philip Morris International, Inc.	5,400	451,656
Procter & Gamble Co., The	1,025	69,587
Whole Foods Market, Inc.	2,100	191,793
Total Consumer Staples		2,073,933
Energy - 4.4%
Atwood Oceanics, Inc.*	475	21,750
Cabot Oil & Gas Corp.	6,920	344,201
Chevron Corp.	1,375	148,692
Diamond Offshore Drilling, Inc.[1]	3,450	234,462
EQT Corp.	125	7,373
Exxon Mobil Corp.	7,445	644,365
Kosmos Energy, Ltd.*	2,700	33,345
Murphy Oil Corp.	2,025	120,589
Valero Energy Corp.	1,125	38,385
Total Energy		1,593,162
Financials - 8.2%
Allstate Corp., The	1,750	70,298
Axis Capital Holdings, Ltd.	200	6,928
Bank of America Corp.	7,700	89,320
Bank of New York Mellon Corp., The	5,625	144,562
BB&T Corp.	2,275	66,225
CME Group, Inc.	2,275	115,365
Discover Financial Services	3,700	142,635
Everest Re Group, Ltd.	950	104,452
Extra Space Storage, Inc.	2,775	100,982
Fidelity National Financial, Inc., Class A	2,125	50,044
First Horizon National Corp.	4,850	48,064
Goldman Sachs Group, Inc., The	500	63,780
JPMorgan Chase & Co.	5,623	247,243
Legg Mason, Inc.	300	7,716
Lincoln National Corp.	4,875	126,262
M&T Bank Corp.	75	7,385
Mack-Cali Realty Corp.	1,925	50,262
Moody’s Corp.	2,525	127,058
NYSE Euronext	1,625	51,253
Public Storage	700	101,472
SLM Corp.	3,900	66,807
St Joe Co., The*1	1,125	25,965
State Street Corp.	2,900	136,329

The accompanying notes are an integral part of these financial statements. 7

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Financials - 8.2% (continued)
SunTrust Banks, Inc.	4,575	$129,701
Travelers Cos., Inc., The	4,075	292,666
US Bancorp	2,300	73,462
Wells Fargo & Co.	225	7,691
Weyerhaeuser Co.	12,375	344,272
XL Group PLC	4,750	119,035
Total Financials		2,917,234
Health Care - 7.4%
Abbott Laboratories	1,150	75,325
Aetna, Inc.	625	28,938
Alexion Pharmaceuticals, Inc.*	625	58,631
Amgen, Inc.	3,698	319,211
Ariad Pharmaceuticals, Inc.*	3,425	65,692
Cooper Cos., Inc., The	250	23,120
DaVita Health Care Partners, Inc.*	575	63,555
Eli Lilly & Co.	300	14,796
Express Scripts Holding Co.*	125	6,750
Johnson & Johnson	4,250	297,925
McKesson Corp.	75	7,272
Merck & Co., Inc.	5,450	223,123
Mylan, Inc.*	8,625	237,015
Patterson Cos., Inc.	1,725	59,047
Pfizer, Inc.	3,057	76,670
Regeneron Pharmaceuticals, Inc.*	1,615	276,278
ResMed, Inc.[1]	6,225	258,773
Salix Pharmaceuticals, Ltd.*	1,475	59,708
St Jude Medical, Inc.	2,975	107,516
United Therapeutics Corp.*	275	14,691
Warner Chilcott PLC, Class A	19,825	238,693
Zimmer Holdings, Inc.	1,800	119,988
Total Health Care		2,632,717
Industrials - 5.4%
AMETEK, Inc.	5,575	209,453
B/E Aerospace, Inc.*	325	16,055
Con-way, Inc.	1,925	53,554
Copa Holdings, S.A., Class A	200	19,890
Crane Co.	750	34,710
Fluor Corp.	125	7,343
ITT Corp.	2,500	58,650
Matson, Inc.	1,275	31,518
MRC Global, Inc.*	625	17,363
Nordson Corp.	1,350	85,212
Northrop Grumman Corp.	3,750	253,425

The accompanying notes are an integral part of these financial statements. 8

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 5.4% (continued)
Rockwell Automation, Inc.	425	$35,696
RR Donnelley & Sons Co.[1]	750	6,750
Textron, Inc.	4,725	117,133
TransDigm Group, Inc.	1,555	212,040
Triumph Group, Inc.	2,125	138,762
Union Pacific Corp.	1,150	144,578
United Rentals, Inc.*	5,350	243,532
United Technologies Corp.	1,650	135,316
Valmont Industries, Inc.	700	95,585
Total Industrials		1,916,565
Information Technology - 14.3%
Accenture PLC, Class A	4,300	285,950
Akamai Technologies, Inc.*	5,775	236,255
Amphenol Corp., Class A	2,775	179,542
AOL, Inc.*	2,200	65,142
Apple, Inc.	2,145	1,143,349
Automatic Data Processing, Inc.	850	48,459
Avago Technologies, Ltd.	5,975	189,168
BMC Software, Inc.*	5,100	202,266
Brocade Communications Systems, Inc.*	26,850	143,110
Cadence Design Systems, Inc.*	19,900	268,849
Cisco Systems, Inc.	16,650	327,172
Computer Sciences Corp.	3,100	124,155
First Solar, Inc.*	1,750	54,040
FleetCor Technologies, Inc.*	2,075	111,324
Freescale Semiconductor, Ltd.*1	1,900	20,919
Harris Corp.	2,150	105,264
International Business Machines Corp.	1,470	281,578
Itron, Inc.*	675	30,071
Jabil Circuit, Inc.	2,050	39,545
Lender Processing Services, Inc.	2,150	52,933
LinkedIn Corp., Class A*	650	74,633
Microsoft Corp.	1,000	26,730
Motorola Solutions, Inc.	1,425	79,344
ServiceNow, Inc.*1	3,275	98,348
SolarWinds, Inc.*	3,850	201,932
Splunk, Inc.*	4,000	116,080
Synopsys, Inc.*	3,775	120,196
Visa, Inc., Class A	3,050	462,319
Total Information Technology		5,088,673
Materials - 1.9%
Ball Corp.	1,650	73,838
CF Industries Holdings, Inc.	380	77,201
Commercial Metals Co.	2,625	39,008

The accompanying notes are an integral part of these financial statements. 9

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 1.9% (continued)
Cytec Industries, Inc.	100	$6,883
LyondellBasell Industries N.V., Class A	2,350	134,161
Nucor Corp.	475	20,511
PPG Industries, Inc.	125	16,919
Sherwin-Williams Co., The	775	119,210
Westlake Chemical Corp.[1]	2,300	182,390
Total Materials		670,121
Telecommunication Services - 1.8%
AT&T, Inc.	13,500	455,085
Verizon Communications, Inc.	4,650	201,205
Total Telecommunication Services		656,290
Utilities - 1.9%
Ameren Corp.	5,150	158,208
American Water Works Co, Inc.	5,125	190,291
Integrys Energy Group,, Inc.	1,075	56,137
National Fuel Gas Co.	300	15,207
ONEOK, Inc.	2,150	91,913
Public Service Enterprise Group, Inc.	2,450	74,970
Questar Corp.	3,225	63,726
Vectren Corp.	1,025	30,135
Total Utilities		680,587
Total Common Stocks (cost $20,003,049)		21,437,481

	Principal Amount
Corporate Bonds and Notes - 1.9%
Financials - 0.2%
American Express Co., 7.250%, 05/20/14	$40,000	43,543
General Electric Capital Corp., MTN, Series A, 6.750%, 03/15/32	10,000	13,026
Total Financials		56,569
Industrials - 1.2%
Altria Group, Inc., 9.700%, 11/10/18	7,000	9,811
AT&T, Inc., 5.100%, 09/15/14	70,000	75,225
Coca-Cola Refreshments USA, Inc., 7.375%, 03/03/14	40,000	43,192
ConocoPhillips, 4.600%, 01/15/15	15,000	16,218
EI du Pont de Nemours & Co., 5.000%, 01/15/13	6,000	6,009
Honeywell International, Inc., 4.250%, 03/01/13	45,000	45,284
International Business Machines Corp., 4.000%, 06/20/42	16,000	17,009
Kellogg Co., Series B, 7.450%, 04/01/31	15,000	20,745
McDonald’s Corp.,
Series MTN, 4.300%, 03/01/13	35,000	35,221
Series MTN, 6.300%, 10/15/37	15,000	20,838
PepsiCo, Inc., 2.500%, 05/10/16	35,000	36,892

The accompanying notes are an integral part of these financial statements. 10

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 1.2% (continued)
Pfizer, Inc., 6.200%, 03/15/19	$20,000	$25,313
United Parcel Service, Inc., 6.200%, 01/15/38	20,000	26,922
Verizon Communications, Inc., 3.000%, 04/01/16	35,000	37,297
Wal-Mart Stores, Inc., 6.500%, 08/15/37	20,000	28,224
Total Industrials		444,200
Utilities - 0.5%
Consolidated Edison Co. of New York, Inc., Series 08-B, 6.750%, 04/01/38	15,000	21,520
Dominion Resources, Inc., 4.450%, 03/15/21	10,000	11,541
Duke Energy Corp., 3.550%, 09/15/21	20,000	21,117
Florida Power & Light Co., 4.850%, 02/01/13	40,000	40,141
Georgia Power Co., 5.400%, 06/01/40	15,000	18,055
TransCanada PipeLines, Ltd.,
3.800%, 10/01/20	20,000	22,356
4.875%, 01/15/15	40,000	43,369
Total Utilities		178,099
Total Corporate Bonds and Notes (cost $628,354)		678,868
U.S. Government and Agency Obligations - 37.2%
Federal Home Loan Banks - 2.5%
FHLB,
5.000%, 11/17/17	565,000	678,098
5.375%, 05/18/16	185,000	215,655
Total Federal Home Loan Banks		893,753
Federal Home Loan Mortgage Corporation - 6.6%
FHLMC,
2.500%, 05/27/16[1]	460,000	491,201
3.500%, 03/01/42	186,605	199,055
3.750%, 03/27/19	580,000	671,378
4.500%, 11/01/24 to 11/01/39	466,324	500,409
4.750%, 11/17/15	115,000	129,381
5.000%, 12/01/20	29,702	31,993
5.500%, 04/01/38	138,005	149,019
6.000%, 01/01/38 to 06/01/38	151,154	164,786
Total Federal Home Loan Mortgage Corporation		2,337,222
Federal National Mortgage Association - 14.1%
FNMA,
2.500%, 04/01/22	368,977	387,387
3.000%, 03/01/42	604,178	633,896
3.500%, 09/01/25 to 04/01/42	485,696	517,570
4.000%, 08/01/19 to 12/01/41	716,633	768,770
4.500%, 11/01/19 to 05/01/41	656,419	711,080
5.000%, 05/11/17 to 08/01/41	858,110	968,047
5.375%, 07/15/16 to 06/12/17	560,000	667,752

The accompanying notes are an integral part of these financial statements. 11

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Federal National Mortgage Association - 14.1% (continued)
FNMA,
5.500%, 02/01/22 to 06/01/38	$219,082	$238,375
6.000%, 03/01/37 to 06/01/38	93,214	102,777
6.500%, 03/01/37	26,368	29,588
Total Federal National Mortgage Association		5,025,242
United States Treasury Securities - 14.0%
U.S. Treasury Bonds,
3.125%, 11/15/41	375,000	392,578
3.500%, 02/15/39	390,000	440,944
4.750%, 02/15/41	695,000	958,231
U.S. Treasury Notes,
0.375%, 07/31/13	100,000	100,156
0.625%, 01/31/13 to 07/15/14	1,345,000	1,346,310
1.000%, 03/31/17	695,000	707,543
2.625%, 08/15/20	470,000	516,192
2.750%, 02/28/18	460,000	506,791
3.125%, 05/15/21	25,000	28,354
Total United States Treasury Securities		4,997,099
Total U.S. Government and Agency Obligations (cost $12,995,590)		13,253,316

	Shares
Other Investment Companies - 4.0%[2]
BNY Mellon Overnight Government Fund, 0.19%[3] (cost $1,418,443)	1,418,443	1,418,443
Total Investments - 103.2% (cost $35,045,436)		36,788,108
Other Assets, less Liabilities - (3.2)%		(1,129,892)
Net Assets - 100.0%		$35,658,216

The accompanying notes are an integral part of these financial statements. 12

Managers High Yield Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

The Managers High Yield Fund (Institutional Class Shares) returned 15.46% for the year ended December 31, 2012, compared with 15.81% for the Barclays Capital U.S. Corporate High Yield Index (the “Index”).

Accommodations from central banks, an improving U.S. economy, solid corporate fundamentals, modest economic growth, robust and record-setting primary market conditions, strong demand from mutual fund inflows and a low default environment were all conducive to producing strong returns in high yield bonds during 2012. Ultimately, investors’ desire for yield and the support of positive corporate fundamentals continue to drive interest in the asset class. Overall, both spreads and yields tightened dramatically during the period. At December 31, high-yield spreads, as measured by the Index, were 539 basis points (bps), 211 bps tighter for the 12-month period, while yields fell from 8.36% (at December 31, 2011) to 6.13%.

Riskier CCC-rated bonds outperformed in 2012 despite lagging higher quality credits in each of the final three quarters of the year. With nearly all sectors posting positive returns (as measured by the Index), home construction, banking and insurance led performance this year. The lowest performing sectors for the year were supermarkets, environmental and refining.

Primary market conditions were robust and 2012 was a record-setting year as high-yield issuers priced a total of $337 billion during the 12-month period. The quality of new issues remained conservative overall, though lower-quality issuance increased during the second half of the year. Refinancing activity continues to dominate the use of proceeds as companies amended terms or extended maturities. Supported by a desire for yield, strong fundamentals and low defaults, demand for risky assets drove $31.9 billion into high-yield mutual funds during 2012, although a few periods of market volatility and waning risk appetites resulted in some noticeable weekly outflows.

While the number of defaults increased during 2012, default volumes were basically unchanged for the third straight year. The par-weighted, high-yield default rate of 1.73% at the beginning of the year decreased gradually in six of the last seven months to 1.14%, well below historical averages of 4%.

PERFORMANCE

The Fund underperformed its benchmark for the year due to security selection in the banking, real estate investment trust and home builders sectors. The largest detractors came from relative weightings in the Royal Bank of Scotland, Ford Motor Company, James River Coal, Sungard Data System and Energy Future

Holdings. Alternatively, relative contributions from security selection in the telecommunication services, independent energy and chemicals sectors enhanced performance. Specifically, relative weightings in Sprint Nextel Corporation, Reichhold Industries, First Data Corporation, Reynolds Group and Edison Mission Energy improved results for the year.

Compared to the Benchmark at year end, the Fund was overweight in consumer products, health care and consumer services due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking, metals and mining and electric utilities because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations.

LOOKING FORWARD

Corporate health remains strong and company management’s stance towards leverage is still cautious despite some weakness in revenues and operating profits revealed in third-quarter results. We expect modest economic growth in the U.S. and positive growth globally. We believe spreads reflect current risks and still provide an attractive risk/return trade-off. Although the potential for further capital appreciation is limited and, given the global desire for yield, demand for high yield will remain. Given the solid corporate fundamentals and proactive refinancing activities, we expect default rates will remain in the low single digits and well below historical averages of 4%. As high yield remains vulnerable to short-term volatility, we will continue to rely on our individual security selection to be the primary driver of performance.

This commentary reflects the viewpoints of the Fund’s subadvisor, JP Morgan Asset Management as of 12/31/12 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers High Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of the date of the Prospectus, December 1, 2012) on December 31, 2002 to a $10,000 investment made in the Barclays U.S. Corporate High Yield Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

13

Managers High Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers High Yield Fund and the Barclays U.S. Corporate High Yield Bond Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers High Yield Fund[2,3,4]
Investor Class[5]	15.26%	8.19%	9.48%
Institutional Class	15.46%	8.52%	9.83%
Barclays U.S. Corporate High Yield Bond Index[6]	15.81%	10.34%	10.62%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]     Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in U.S. dollars ($).

[2]          Fixed income funds are subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[3]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns

[4]         The Fund holds securities in which the issuer of the security may default or otherwise be unable to honor a financial obligation. The Fund holds securities rated below investment grade that are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[5]         As of December 1, 2012, the Fund’s Class A shares were renamed Investor Class shares. Additionally, the Fund’s Class C shares converted to Investor Class shares.

[6]         The Barclays U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.). Unlike the Fund, the Barclays U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

14

Managers High Yield Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers High Yield Fund**
Industrials	82.3%
Financials	6.5%
Utilities	2.0%
Bank Loan Obligations	0.7%
Materials	0.0%#
Energy	0.0%#
Other Assets and Liabilities	8.5%

**	As a percentage of net assets
#	Rounds to less than 0.1%

Rating	Managers High Yield Fund†
U.S. Treasury	0.0%
U.S. Agency	0.0%
Aaa	0.0%
Aa	0.0%
A	0.0%
Baa	2.9%
Ba	23.7%
B	58.8%
Caa	13.6%
Ca	0.0%
C	0.0%
D	0.0%
Not Rated	1.0%

†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Sprint Capital Corp., 8.750%, 03/15/32*	2.0%
HCA, Inc., 7.500%, 02/15/22*	1.3
Reynolds Group Issuer, Inc. / Reynolds Group
Issuer LLC, 9.000%, 04/15/19*	1.1
Ally Financial, Inc., 6.250%, 12/01/17*	1.1
DISH DBS Corp., 7.875%, 09/01/19*	1.0
International Lease Finance Corp., 8.750%, 03/15/17*	0.9
First Data Corp., 8.750%, 01/15/22	0.8
Sprint Nextel Corp., 9.000%, 11/15/18	0.8
HCA Holdings, Inc., 7.750%, 05/15/21*	0.7
Tenet Healthcare Corp., 8.000%, 08/01/20	0.7

Top Ten as a Group	10.4%

*	Top Ten Holding at June 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

15

Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2012

	Principal Amount	Value

Bank Loan Obligations - 0.7%
Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, 5.454%, 01/28/18 (02/25/13)[4]	$70,221	$62,900
Clear Channel Communications, Inc., Term Loan, Class B, 3.862%, 01/29/16 (01/31/13)[4]	46,768	38,876
First Data Corp., Extended 2018 Dollar Term Loan, 4.205%, 03/23/18 (02/02/13)[4]	48,028	45,850
SUPERVALU Inc., Term Loan, 8.000%, 08/30/18 (01/31/13)[4]	19,900	20,244
Vertafore, Inc., 2nd Lien Term Loan, 9.750%, 10/27/17 (03/28/13)[4]	45,000	45,225
Total Bank Loan Obligations (cost $193,290)		213,095

	Shares
Common Stocks - 0.0%#
GMX Resources, Inc. (Energy)*5	2,156	1,078
LyondellBasell Industries N.V., Class A (Materials)	3	171
Total Common Stocks (cost $2,156)		1,249

	Principal Amount
Corporate Bonds and Notes - 90.8%
Financials - 6.5%
Ally Financial, Inc.,
4.625%, 06/26/15	70,000	73,016
5.500%, 02/15/17	115,000	123,590
6.250%, 12/01/17	325,000	361,064
Bank of America Corp., Series K, 8.000%, 12/29/49[6]	130,000	143,941
CIT Group, Inc.,
4.250%, 08/15/17	95,000	98,271
5.000%, 05/15/17	55,000	58,575
5.250%, 03/15/18	110,000	118,250
Ford Motor Credit Co. LLC, 6.625%, 08/15/17	100,000	116,965
International Lease Finance Corp.,
5.875%, 04/01/19	105,000	111,195
6.250%, 05/15/19	35,000	37,450
8.625%, 09/15/15	90,000	101,475
8.750%, 03/15/17	270,000	313,200
Nuveen Investments, Inc., 9.500%, 10/15/20 (a)	80,000	80,000
Realogy Corp.,
7.625%, 01/15/20 (a)	65,000	73,937
7.875%, 02/15/19 (a)	110,000	120,450
Serta Simmons Holdings LLC, 8.125%, 10/01/20 (a)	150,000	150,750
Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	90,000	94,500
Total Financials		2,176,629
Industrials - 82.3%
313 Group, Inc., 6.375%, 12/01/19 (a)	55,000	54,794
Academy, Ltd. / Academy Finance Corp., 9.250%, 08/01/19 (a)	60,000	66,900

The accompanying notes are an integral part of these financial statements. 16

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
Accellent, Inc.,
8.375%, 02/01/17	$80,000	$84,400
10.000%, 11/01/17	85,000	70,337
Access Midstream Partners, L.P. / ACMP Finance Corp.,
4.875%, 05/15/23	55,000	55,894
6.125%, 07/15/22	50,000	54,125
ADS Waste Holdings, Inc., 8.250%, 10/01/20 (a)	50,000	52,750
Aircastle, Ltd.,
6.750%, 04/15/17	30,000	32,250
7.625%, 04/15/20	20,000	22,450
9.750%, 08/01/18	75,000	85,125
Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	180,000	137,700
Allison Transmission, Inc., 7.125%, 05/15/19 (a)	100,000	107,250
AMC Entertainment, Inc.,
8.750%, 06/01/19[1]	40,000	44,500
9.750%, 12/01/20	115,000	133,400
American Axle & Manufacturing Holdings, Inc., 9.250%, 01/15/17 (a)	19,000	21,185
American Axle & Manufacturing, Inc.,
7.750%, 11/15/19	25,000	27,250
7.875%, 03/01/17	50,000	51,875
American Tire Distributors, Inc., 9.750%, 06/01/17	40,000	42,600
Amkor Technology, Inc., 7.375%, 05/01/18	55,000	57,200
Anixter, Inc., 5.625%, 05/01/19	35,000	37,013
Arch Coal, Inc.,
7.000%, 06/15/19	35,000	32,725
7.250%, 06/15/21[1]	50,000	46,375
8.750%, 08/01/16[1]	65,000	67,925
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (a)	200,000	219,000
Ashtead Capital, Inc., 6.500%, 07/15/22 (a)	35,000	38,150
Aspect Software, Inc., 10.625%, 05/15/17	55,000	50,325
Associated Materials LLC / AMH New Finance, Inc., 9.125%, 11/01/17[1]	60,000	61,200
Atkore International, Inc., 9.875%, 01/01/18	90,000	96,075
Audatex North America, Inc., 6.750%, 06/15/18 (a)	60,000	64,500
Avaya, Inc.,
7.000%, 04/01/19 (a)[1]	90,000	84,600
9.750%, 11/01/15[1]	10,000	8,950
10.125%, 11/01/15	79,893	71,904
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
4.875%, 11/15/17 (a)	30,000	30,600
8.250%, 01/15/19	155,000	172,050
9.625%, 03/15/18	40,000	44,800
Belden, Inc., 5.500%, 09/01/22 (a)	70,000	72,275
Berry Petroleum Co., 6.375%, 09/15/22	40,000	41,800

The accompanying notes are an integral part of these financial statements. 17

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
Biomet, Inc., 6.500%, 08/01/20 (a)	$165,000	$175,931
Block Communications, Inc., 7.250%, 02/01/20 (a)	60,000	64,050
BOE Merger Corp., 9.500%, 11/01/17 (a)[7]	25,000	25,125
Bombardier, Inc.,
5.750%, 03/15/22 (a)[1]	40,000	41,300
7.750%, 03/15/20 (a)	30,000	34,200
BreitBurn Energy Partners, L.P. / BreitBurn Finance Corp.,
7.875%, 04/15/22 (a)	70,000	72,975
8.625%, 10/15/20	70,000	76,650
Building Materials Corp. of America, 6.875%, 08/15/18 (a)	30,000	32,550
Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (a)[1]	135,000	145,800
BWAY Holding Co., 10.000%, 06/15/18	110,000	122,650
Cablevision Systems Corp., Series B, 8.625%, 09/15/17	80,000	93,700
Caesars Entertainment Operating Co., Inc.,
8.500%, 02/15/20	70,000	69,694
9.000%, 02/15/20 (a)	65,000	65,325
10.000%, 12/15/18	57,000	38,048
11.250%, 06/01/17	155,000	166,819
Caesars Operating Escrow LLC / Caesars Escrow Corp., 9.000%, 02/15/20 (a)	150,000	150,750
Case New Holland, Inc., 7.875%, 12/01/17	50,000	59,375
CCO Holdings LLC / CCO Holdings Capital Corp.,
7.000%, 01/15/19	50,000	54,187
7.375%, 06/01/20	10,000	11,150
7.875%, 04/30/18	200,000	216,250
CDW LLC / CDW Finance Corp.,
8.000%, 12/15/18	15,000	16,669
8.500%, 04/01/19	165,000	179,437
Central Garden and Pet Co., 8.250%, 03/01/18	150,000	159,375
CenturyLink, Inc., 5.800%, 03/15/22	75,000	79,426
CEVA Group PLC, 8.375%, 12/01/17 (a)	150,000	149,250
Chesapeake Energy Corp.,
6.625%, 08/15/20	5,000	5,388
6.875%, 08/15/18	55,000	58,300
Chrysler Group LLC / CG Co-Issuer, Inc., 8.000%, 06/15/19[1]	200,000	219,000
CHS/Community Health Systems, Inc.,
5.125%, 08/15/18	45,000	47,025
8.000%, 11/15/19	20,000	21,750
Cincinnati Bell, Inc., 8.375%, 10/15/20	37,000	40,238
Cinemark USA, Inc., 7.375%, 06/15/21	55,000	61,050
CityCenter Holdings LLC / CityCenter Finance Corp., 7.625%, 01/15/16	100,000	107,500
Claire’s Stores, Inc.,
8.875%, 03/15/19	70,000	66,500
9.000%, 03/15/19 (a)	150,000	161,625
Clean Harbors, Inc., 5.250%, 08/01/20	45,000	47,138

The accompanying notes are an integral part of these financial statements. 18

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
Clear Channel Communications, Inc.,
9.000%, 12/15/19 (a)	$14,000	$12,880
9.000%, 03/01/21	85,000	76,287
Clear Channel Worldwide Holdings, Inc.,
6.500%, 11/15/22 (a)	310,000	322,324
Series A, 7.625%, 03/15/20	5,000	5,013
Series B, 7.625%, 03/15/20	65,000	65,812
Clearwater Paper Corp., 7.125%, 11/01/18	5,000	5,475
CNH Capital LLC,
3.875%, 11/01/15 (a)	30,000	31,088
Series WI, 6.250%, 11/01/16	50,000	55,375
Cogent Communications Group, Inc., 8.375%, 02/15/18 (a)	55,000	60,637
CommScope, Inc., 8.250%, 01/15/19 (a)	115,000	126,500
Constellation Brands, Inc., 7.250%, 05/15/17	65,000	76,862
Crosstex Energy, L.P. / Crosstex Energy Finance Corp., 8.875%, 02/15/18	125,000	135,625
Crown Castle International Corp., 5.250%, 01/15/23 (a)	75,000	80,531
CSC Holdings LLC, 8.625%, 02/15/19	50,000	60,000
Dana Holding Corp., 6.500%, 02/15/19	60,000	64,350
DaVita HealthCare Partners, Inc.,
5.750%, 08/15/22	10,000	10,588
6.625%, 11/01/20	85,000	92,862
Del Monte Corp., 7.625%, 02/15/19[1]	205,000	214,737
Denbury Resources, Inc., 8.250%, 02/15/20	60,000	67,800
DISH DBS Corp.,
4.625%, 07/15/17	45,000	47,138
5.875%, 07/15/22	105,000	113,400
6.750%, 06/01/21	105,000	120,225
7.125%, 02/01/16	30,000	33,750
7.875%, 09/01/19	285,000	339,150
DJO Finance LLC / DJO Finance Corp.,
7.750%, 04/15/18	135,000	130,612
8.750%, 03/15/18 (a)	50,000	54,875
9.875%, 04/15/18 (a)	20,000	20,750
Dole Food Co., Inc., 8.000%, 10/01/16 (a)	40,000	41,800
Eagle Rock Energy Partners L.P. / Eagle Rock Energy Finance Corp., 8.375%, 06/01/19 (a)[1]	85,000	87,125
Easton-Bell Sports, Inc., 9.750%, 12/01/16	145,000	156,071
El Paso LLC, 7.250%, 06/01/18	75,000	87,063
Encore Acquisition Co., 9.500%, 05/01/16	10,000	10,800
EP Energy LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	150,000	169,875
EP Energy LLC / Everest Acquisition Finance, Inc.,
6.875%, 05/01/19	30,000	32,700
7.750%, 09/01/22	60,000	63,900
Epicor Software Corp., 8.625%, 05/01/19	100,000	105,500

The accompanying notes are an integral part of these financial statements. 19

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
EV Energy Partners, L.P. / EV Energy Finance Corp., 8.000%, 04/15/19	$125,000	$133,281
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 05/01/20 (a)	75,000	77,625
First Data Corp.,
6.750%, 11/01/20 (a)	55,000	55,825
7.375%, 06/15/19 (a)	30,000	31,200
8.750%, 01/15/22 (a)[7]	260,000	267,150
8.875%, 08/15/20 (a)	150,000	164,250
12.625%, 01/15/21	190,000	200,925
FMG Resources August 2006 Pty, Ltd.,
6.000%, 04/01/17 (a)[1]	20,000	20,500
6.875%, 02/01/18 (a)[1]	155,000	160,619
8.250%, 11/01/19 (a)	50,000	53,500
Forest Oil Corp., 7.250%, 06/15/19[1]	100,000	101,000
Freescale Semiconductor, Inc., 9.250%, 04/15/18 (a)	155,000	170,112
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19 (a)	30,000	32,363
GCI, Inc., 8.625%, 11/15/19	80,000	85,400
General Cable Corp., 5.750%, 10/01/22 (a)	40,000	41,600
Geo Group Inc, The, 6.625%, 02/15/21	75,000	83,625
Goodyear Tire & Rubber Co., The,
7.000%, 05/15/22	50,000	53,875
8.250%, 08/15/20[1]	90,000	99,225
8.750%, 08/15/20	10,000	11,575
Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	95,000	102,363
Griffon Corp., 7.125%, 04/01/18	80,000	85,200
GWR Operating Partnership LLP, 10.875%, 04/01/17	65,000	74,262
GXS Worldwide, Inc., 9.750%, 06/15/15	35,000	36,619
Gymboree Corp., 9.125%, 12/01/18[1]	85,000	76,075
H&E Equipment Services, Inc., 7.000%, 09/01/22 (a)	60,000	64,200
Halcon Resources Corp., 8.875%, 05/15/21 (a)	60,000	63,900
Hanesbrands, Inc., 6.375%, 12/15/20	50,000	55,250
HCA Holdings, Inc.,
6.250%, 02/15/21	55,000	56,512
7.750%, 05/15/21	225,000	245,250
HCA, Inc.,
7.500%, 02/15/22	370,000	425,500
8.000%, 10/01/18	40,000	46,400
HD Supply, Inc.,
8.125%, 04/15/19 (a)	100,000	114,250
11.000%, 04/15/20 (a)	55,000	65,175
11.500%, 07/15/20 (a)	60,000	67,725
HDTFS, Inc., 5.875%, 10/15/20 (a)	40,000	42,000
Health Management Associates, Inc.,
6.125%, 04/15/16	115,000	124,775
7.375%, 01/15/20	55,000	59,675

The accompanying notes are an integral part of these financial statements. 20

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
HealthSouth Corp.,
5.750%, 11/01/24	$25,000	$25,563
7.250%, 10/01/18	36,000	39,240
7.750%, 09/15/22	46,000	50,658
8.125%, 02/15/20	20,000	22,125
Hertz Corp., The, 7.500%, 10/15/18	135,000	149,850
Hexion US Finance Corp., Series WI, 6.625%, 04/15/20	40,000	40,900
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC,
8.875%, 02/01/18	65,000	67,112
9.000%, 11/15/20	70,000	64,225
Hiland Partners, L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20 (a)	30,000	32,250
Hillman Group, Inc.,
10.875%, 05/31/18 (a)	10,000	10,800
10.875%, 06/01/18	75,000	81,000
Hologic, Inc., 6.250%, 08/01/20 (a)	30,000	32,475
Hughes Satellite Systems Corp., 6.500%, 06/15/19	55,000	60,912
Huntsman International LLC,
5.500%, 06/30/16[1]	16,000	16,040
8.625%, 03/15/20	45,000	51,188
8.625%, 03/15/21	25,000	28,688
IMS Health, Inc., 6.000%, 11/01/20 (a)	45,000	47,250
Ineos Finance PLC, 8.375%, 02/15/19 (a)	200,000	216,250
INEOS Group Holdings Ltd., 8.500%, 02/15/16 (a)	100,000	100,000
Infor US, Inc.,
Series WI, 9.375%, 04/01/19	70,000	78,925
Series WI, 11.500%, 07/15/18	55,000	64,625
Integra Telecom Holdings, Inc., 10.750%, 04/15/16 (a)	75,000	78,750
Intelsat Jackson Holdings SA,
6.625%, 12/15/22 (a)	175,000	181,344
7.250%, 04/01/19	70,000	75,600
7.250%, 10/15/20 (a)	125,000	136,319
Intelsat Luxembourg SA,
11.250%, 02/04/17	70,000	74,287
11.500%, 02/04/17[7]	80,000	85,300
Interactive Data Corp., 10.250%, 08/01/18	105,000	118,256
Interline Brands, Inc.,
7.500%, 11/15/18	65,000	70,525
10.000%, 11/15/18 (a)[7]	25,000	27,250
inVentiv Health, Inc.,
9.000%, 01/15/18 (a)	65,000	65,812
10.000%, 08/15/18 (a)	15,000	13,088
10.250%, 08/15/18 (a)	55,000	47,988
ITC Deltacom, Inc., 10.500%, 04/01/16	59,000	63,425
J. Crew Group, Inc., 8.125%, 03/01/19[1]	90,000	95,625

The accompanying notes are an integral part of these financial statements. 21

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
J.C. Penney Corp., Inc.,
5.750%, 02/15/18	$10,000	$8,850
6.375%, 10/15/36	60,000	45,300
7.950%, 04/01/17[1]	30,000	28,950
James River Coal Co., 7.875%, 04/01/19	75,000	43,125
Jarden Corp., 7.500%, 05/01/17	105,000	118,781
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18 (a)	165,000	173,869
Kodiak Oil & Gas Corp., 8.125%, 12/01/19	90,000	99,675
Legacy Reserves, L.P. / Finance Corp., 8.000%, 12/01/20 (a)	60,000	61,500
Level 3 Communications, Inc.,
8.875%, 06/01/19 (a)	15,000	16,031
11.875%, 02/01/19	55,000	63,662
Level 3 Financing, Inc.,
8.125%, 07/01/19	90,000	98,550
8.625%, 07/15/20	65,000	72,394
9.375%, 04/01/19	60,000	67,350
Libbey Glass, Inc., 6.875%, 05/15/20	45,000	48,600
Linn Energy LLC/Linn Energy Finance Corp.,
6.250%, 11/01/19 (a)	100,000	101,000
7.750%, 02/01/21	60,000	64,200
8.625%, 04/15/20	70,000	76,650
Series WI, 6.500%, 05/15/19	30,000	30,450
Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (a)	20,000	21,100
Ltd Brands, Inc., 6.625%, 04/01/21	55,000	63,250
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co., 10.500%, 04/15/18	125,000	140,625
Magnum Hunter Resources Corp., 9.750%, 05/15/20 (a)	55,000	57,338
Manitowoc Co., Inc., The, 8.500%, 11/01/20	100,000	112,750
Mantech International Corp., 7.250%, 04/15/18	65,000	69,387
Marina District Finance Co., Inc.,
9.500%, 10/15/15[1]	15,000	14,625
9.875%, 08/15/18[1]	145,000	139,925
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp., 5.500%, 02/15/23	70,000	76,300
Mead Products LLC/ACCO Brands Corp., 6.750%, 04/30/20 (a)	25,000	26,375
MEG Energy Corp., 6.375%, 01/30/23 (a)	45,000	47,138
MEMC Electronic Materials, Inc., 7.750%, 04/01/19	65,000	54,925
MetroPCS Wireless, Inc., 7.875%, 09/01/18	100,000	108,750
MGM Resorts International,
6.625%, 12/15/21	90,000	90,112
6.750%, 10/01/20 (a)	100,000	102,375
7.625%, 01/15/17	125,000	134,375
8.625%, 02/01/19 (a)	125,000	140,000
Michael Foods Group, Inc., 9.750%, 07/15/18	95,000	105,450
Michaels Stores, Inc., 7.750%, 11/01/18	135,000	148,837
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.750%, 10/01/20 (a)	50,000	53,375

The accompanying notes are an integral part of these financial statements. 22

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
Mueller Water Products, Inc., 8.750%, 09/01/20	$38,000	$43,510
Mylan, Inc., 7.875%, 07/15/20 (a)	105,000	124,158
Nexeo Solutions LLC / Nexeo Solutions Finance Corp., 8.375%, 03/01/18	75,000	71,250
Nexstar Broadcasting, Inc., 6.875%, 11/15/20 (a)	35,000	36,094
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc., 8.875%, 04/15/17	75,000	82,687
Noranda Aluminum Acquisition Corp., 4.524%, (01/31/13)[7]	107,114	101,223
Novelis, Inc.,
8.375%, 12/15/17	70,000	77,525
8.750%, 12/15/20	25,000	28,000
NXP, B.V. / NXP Funding LLC, 9.750%, 08/01/18 (a)	100,000	116,375
Oshkosh Corp.,
8.250%, 03/01/17	80,000	88,200
8.500%, 03/01/20	35,000	38,938
Packaging Dynamics Corp., 8.750%, 02/01/16 (a)	70,000	73,500
PAETEC Holding Corp., 9.875%, 12/01/18	95,000	109,250
Party City Holdings, Inc., 8.875%, 08/01/20 (a)	120,000	129,300
Peabody Energy Corp.,
6.000%, 11/15/18	70,000	74,725
6.250%, 11/15/21	30,000	32,025
Petco Animal Supplies, Inc., 9.250%, 12/01/18 (a)	80,000	89,200
Plains Exploration & Production Co.,
6.500%, 11/15/20	160,000	178,000
6.875%, 02/15/23	75,000	86,062
Ply Gem Industries, Inc., 8.250%, 02/15/18[1]	45,000	48,825
Polymer Group, Inc., 7.750%, 02/01/19	70,000	75,425
PolyOne Corp., 7.375%, 09/15/20	55,000	60,362
Polypore International, Inc., 7.500%, 11/15/17	85,000	93,075
Post Holdings, Inc., 7.375%, 02/15/22 (a)	105,000	115,566
QR Energy LP / QRE Finance Corp., 9.250%, 08/01/20	60,000	63,300
Quebecor Media, Inc., 5.750%, 01/15/23 (a)	65,000	68,819
Quebecor World, Escrow, 0.000%, 08/01/27[8]	165,000	2,063
Radiation Therapy Services, Inc.,
8.875%, 01/15/17	60,000	59,100
9.875%, 04/15/17	90,000	63,900
Radio Systems Corp., 8.375%, 11/01/19 (a)	65,000	67,925
Rain CII Carbon LLC / CII Carbon Corp., 8.000%, 12/01/18 (a)	30,000	30,675
RBS Global, Inc. / Rexnord LLC, 8.500%, 05/01/18	115,000	125,206
Regency Energy Partners LP / Regency Energy Finance Corp., 5.500%, 04/15/23	55,000	58,987
Reichhold Industries, Inc., 9.000%, 05/08/17 (a)[7]	190,247	138,880
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC,
5.750%, 10/15/20 (a)	45,000	46,575
7.875%, 08/15/19	100,000	111,750
9.000%, 04/15/19	355,000	370,975
9.875%, 08/15/19	200,000	215,000

The accompanying notes are an integral part of these financial statements. 23

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
Rite Aid Corp.,
7.500%, 03/01/17	$50,000	$51,625
9.250%, 03/15/20[1]	70,000	74,900
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	85,000	88,294
Sabre, Inc., 8.500%, 05/15/19 (a)	145,000	154,969
Sally Holdings LLC / Sally Capital, Inc.,
5.750%, 06/01/22	15,000	16,350
6.875%, 11/15/19	30,000	33,300
SandRidge Energy, Inc.,
7.500%, 03/15/21	50,000	53,750
7.500%, 02/15/23	50,000	53,750
8.000%, 06/01/18 (a)	35,000	37,275
8.125%, 10/15/22	35,000	38,500
SBA Telecommunications, Inc., 8.250%, 08/15/19	44,000	49,390
Scotts Miracle-Gro Co., The,
6.625%, 12/15/20	60,000	66,150
7.250%, 01/15/18	20,000	21,600
Sealed Air Corp.,
6.500%, 12/01/20 (a)	35,000	37,975
8.125%, 09/15/19 (a)	10,000	11,300
8.375%, 09/15/21 (a)	60,000	68,850
Sealy Mattress Co.,
8.250%, 06/15/14[1]	190,000	190,714
10.875%, 04/15/16 (a)	25,000	26,563
Sensata Technologies, B.V., 6.500%, 05/15/19 (a)	110,000	117,700
Service Corp. International,
7.000%, 06/15/17	60,000	69,300
7.000%, 05/15/19	50,000	55,000
7.500%, 04/01/27	60,000	64,800
ServiceMaster Co., 7.000%, 08/15/20 (a)	80,000	80,600
Sinclair Television Group, Inc.,
6.125%, 10/01/22 (a)	60,000	63,975
8.375%, 10/15/18[1]	25,000	28,063
9.250%, 11/01/17 (a)	90,000	99,450
Spectrum Brands Escrow Corp.,
6.375%, 11/15/20 (a)	25,000	26,313
6.625%, 11/15/22 (a)	25,000	26,875
Spectrum Brands, Inc.,
6.750%, 03/15/20 (a)	35,000	37,625
9.500%, 06/15/18	120,000	136,800
Sprint Capital Corp., 8.750%, 03/15/32	545,000	668,987
Sprint Nextel Corp., 9.000%, 11/15/18 (a)	200,000	247,500
SSI Investments II/SSI Co-Issuer LLC, 11.125%, 06/01/18	100,000	111,125

The accompanying notes are an integral part of these financial statements. 24

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
Stewart Enterprises, Inc., 6.500%, 04/15/19	$45,000	$48,375
SunGard Data Systems, Inc.,
6.625%, 11/01/19 (a)	100,000	102,750
7.375%, 11/15/18	80,000	86,100
SUPERVALU, Inc., 8.000%, 05/01/16[1]	95,000	90,962
Surgical Care Affiliates, Inc., 8.875%, 07/15/15 (a)	159,291	162,079
Syniverse Holdings, Inc., 9.125%, 01/15/19	20,000	21,450
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.250%, 05/01/23 (a)	20,000	20,800
Tekni-Plex, Inc., 9.750%, 06/01/19 (a)	65,000	71,175
Tempur-Pedic International, Inc., 6.875%, 12/15/20 (a)	20,000	20,675
Tenet Healthcare Corp.,
6.250%, 11/01/18	90,000	99,225
8.000%, 08/01/20	220,000	238,012
8.875%, 07/01/19	20,000	22,500
Terex Corp.,
6.000%, 05/15/21	45,000	47,588
6.500%, 04/01/20	60,000	63,900
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.875%, 10/01/20 (a)	55,000	57,337
Tomkins LLC / Tomkins, Inc., 9.000%, 10/01/18	30,000	33,750
Trinidad Drilling, Ltd., 7.875%, 01/15/19 (a)	70,000	74,725
UCI International, Inc., 8.625%, 02/15/19	110,000	109,587
United Rentals North America, Inc.,
7.375%, 05/15/20 (a)	50,000	55,125
7.625%, 04/15/22 (a)	25,000	28,063
8.250%, 02/01/21	80,000	90,600
8.375%, 09/15/20[1]	55,000	61,187
9.250%, 12/15/19	85,000	97,325
United Surgical Partners International, Inc., Series WI, 9.000%, 04/01/20	75,000	83,625
UPCB Finance III, Ltd., 6.625%, 07/01/20 (a)	150,000	161,437
UPCB Finance VI, Ltd., 6.875%, 01/15/22 (a)	150,000	163,125
Vail Resorts, Inc., 6.500%, 05/01/19	80,000	86,500
Valeant Pharmaceuticals International,
6.750%, 08/15/21 (a)	90,000	96,975
6.875%, 12/01/18 (a)	80,000	86,600
7.250%, 07/15/22 (a)	125,000	137,187
Venoco, Inc., 8.875%, 02/15/19	15,000	14,138
Visant Corp., 10.000%, 10/01/17	33,000	29,783
Visteon Corp., 6.750%, 04/15/19	81,000	86,670
Vulcan Materials Co.,
6.500%, 12/01/16	25,000	27,688
7.500%, 06/15/21	65,000	74,425
Wind Acquisition Finance SA, 7.250%, 02/15/18 (a)	200,000	203,500

The accompanying notes are an integral part of these financial statements. 25

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 82.3% (continued)
Windstream Corp.,
7.500%, 04/01/23	$100,000	$105,750
7.750%, 10/01/21	65,000	70,525
8.125%, 09/01/18	40,000	43,900
WMG Acquisition Corp.,
6.000%, 01/15/21 (a)	35,000	37,100
11.500%, 10/01/18	35,000	40,600
Wolverine World Wide, Inc., 6.125%, 10/15/20 (a)	10,000	10,550
WPX Energy, Inc., 6.000%, 01/15/22	90,000	97,425
Yankee Candle Co., Inc., Series B, 9.750%, 02/15/17	10,000	10,438
Zayo Group LLC / Zayo Capital, Inc., Series WI, 8.125%, 01/01/20	25,000	27,938
Total Industrials		27,451,274
Utilities - 2.0%
AES Corp., The,
8.000%, 10/15/17	30,000	34,800
9.750%, 04/15/16	95,000	114,000
Calpine Corp.,
7.250%, 10/15/17 (a)	36,000	38,520
7.500%, 02/15/21 (a)	94,000	104,340
7.875%, 07/31/20 (a)	23,000	25,933
7.875%, 01/15/23 (a)	16,000	18,160
Energy Future Holdings Corp., 10.000%, 01/15/20	50,000	56,125
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.,
6.875%, 08/15/17 (a)	15,000	16,050
10.000%, 12/01/20	51,000	57,757
NRG Energy, Inc.,
6.625%, 03/15/23 (a)	15,000	16,125
7.625%, 01/15/18	130,000	144,950
8.250%, 09/01/20	35,000	39,375
Total Utilities		666,135
Total Corporate Bonds and Notes (cost $28,462,478)		30,294,038

	Shares
Other Investment Companies - 10.6%[2]
BNY Mellon Overnight Government Fund, 0.19%[3]	1,792,891	1,792,891
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06%	1,737,946	1,737,946
Total Other Investment Companies (cost $3,530,837)		3,530,837
Total Investments - 102.1% (cost $32,188,761)		34,039,219
Other Assets, less Liabilities - (2.1)%		(683,960)
Net Assets - 100.0%		$33,355,259

The accompanying notes are an integral part of these financial statements. 26

Managers AMG GW&K Fixed Income Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

Managers AMG GW&K Fixed Income Fund (Institutional Class) returned 9.89% for the year ended December 31, 2012, outpacing the return of 4.22% for the Barclays Capital U.S. Aggregate Bond Index (“the Index”).

During the fourth quarter, GW&K Investment Management (“GW&K”) replaced Loomis Sayles and Company, L.P. as the subadvisor to the Fund. GW&K is using its Enhanced Core Bond discipline to manage the Fund. This change was approved by the Fund’s Board of Trustees at a meeting on November 13, 2012.

GW&K is an affiliate of Affiliated Managers Group and has been managing taxable fixed income portfolios for almost 20 years. GW&K, a Boston based investment manager founded in 1974, manages over $16 billion in assets. The Enhanced Core Bond strategy offers broad market exposure across multiple bond sectors, including high yield bonds, while seeking to provide strong income. The investment process combines bottom-up and top-down components to construct portfolios.

Effective November 30, 2012 the name of the Fund changed to the Managers AMG GW&K Fixed Income Fund. Also, as of the close of business on November 30, 2012, the Fund launched a Service Class of shares, renamed the Class A shares as Investor Class, converted Class B shares into Investor Class shares, and closed Class C shares to new investments. Finally, the Fund lowered the minimum initial investment on the Institutional Class to $1,000,000 from $2,500,000.

The Fund delivered strong absolute and relative performance for the year only trailing its benchmark during the second quarter. In addition, the Fund rallied at the end of the year after GW&K became subadvisor to the Fund and outperformed its benchmark in December. During this time our allocation to high yield bonds, which outperformed all major investment grade sectors during both periods, augmented our overweight to investment grade corporate bonds and strong security selection within both financials and energy and allowed us to finish ahead of the Index.

LOOKING FORWARD

As we moved through the fourth quarter, it became increasingly apparent that the world’s central banks had again succeeded in minimizing the likelihood of a systemic catastrophe and had positioned the global economy for growth. By maintaining an environment of repressed interest rates and improved access to credit, the Federal Reserve continues to allow our domestic housing market to heal and unlock the potential of the domestic consumer along with it. One needs only look as far as recent, multi-year highs in consumer confidence readings to find an early read-through to this success. While the polarization in Washington has done little to improve the economic climate, we are hopeful that a credible resolution around the fiscal cliff and a healthier consumer will drive gains in manufacturing and output.

In this context, we enter 2013 prepared for near-term volatility in rates surrounding the fiscal cliff negotiations with a longer-term expectation for a steeper curve as the economic outlook improves. As such, we shortened our portfolios during the fourth quarter and enter the New Year neutral duration relative to our benchmarks.

With current spreads roughly in line with their long-term averages, we remain constructive on corporate credit, as valuations remain attractive relative to both the negative real yields seen across most of the Treasury curve and the tight spreads on other government credit. We freely admit that we have rationalized our expectations for total returns with the tighter spreads and lower yields with which we begin the year but believe carry and curve positioning offer low-to-mid single-digit and coupon-type returns for investment grade and high yield bonds, respectively. Within investment grade, we prefer money-center banks and BBB-rated industrials leveraged to an improving global economy and expect both to trend tighter during the year. Our focus within high yield remains on higher-quality issuers, as we expect BB and B-rated companies to best weather the modest outlook for growth and for their default experience to remain benign.

We remain broadly neutral on mortgage-backed securities, as we believe they offer attractive valuations relative to other high-quality credit assets and will continue to benefit from deep technical support stemming from $40 billion worth of Fed purchases per month. Our main concern remains prepayment risk, and we will continue to monitor the structural and political impediments which have kept prepayment speeds contained despite record-low mortgage rates.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, as of December 31, 2012 and is not intended as a forecast or guarantee of future results

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Fixed Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of the date of the Prospectus, December 1, 2012) on December 31, 2002, with a $10,000 investment made in the Barclays U.S. Aggregate Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

27

Managers AMG GW&K Fixed Income Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers AMG GW&K Fixed Income Fund and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2012.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG GW&K Fixed Income Fund[2,3,4,5,6]
Investor Class[7]	9.53%	6.79%	6.52%	6.56%	01/02/97
Service Class	—	—	—	0.26%	11/30/12
Class C8	8.81%	6.00%	5.78%	5.81%	03/05/98
Institutional Class	9.89%	7.06%	6.84%	6.99%	01/02/97
Barclays U.S. Aggregate Bond Index[9]	4.22%	5.95%	5.18%	6.22%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2012. All returns are in
U.S. dollars ($).

[2]          From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.

[4]         High Yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

[5]         Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]         Market risk associated with equity securities may become more pronounced for the Fund.

[7]         As of December 1, 2012 the Fund’s Class A were renamed Investor Class shares. Additionally, the Fund’s Class B shares converted to Investor shares.

[8]         Closed to new investments.

[9]         The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment grade, fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

28

Managers AMG GW&K Fixed Income Fund

Fund Snapshots

December 31, 2012

Portfolio Breakdown (unaudited)

Industry	Managers AMG GW&F Fixed Income Fund**
Industrials	42.7%
U.S. Government and Agency Obligations	29.7%
Financials	12.3%
Municipal Bonds	5.2%
Other Assets and Liabilities	10.1%
**	As a percentage of net assets

Rating	Managers AMG GW&K Fixed Income Fund†
U.S. Treasury	1.6%
U.S. Agency	31.5%
Aaa	0.0%
Aa	3.20%
A	16.8%
Baa	28.6%
Ba	10.3%
B	8.0%
Caa	0.0%
Ca	0.0%
C	0.0%
D	0.0%
Not Rated	0.0%
†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Fannie Mae Pool, 5.500%, 02/01/39	7.3%
Freddie Mac Gold Pool, 5.000%, 10/01/36	6.4
Fannie Mae Pool, 4.500%, 05/01/39	4.7
Fannie Mae Pool, 6.000%, 06/01/36	4.5
Freddie Mac Gold Pool, 5.000%, 06/01/26	2.7
Fannie Mae Pool, 5.500%, 05/01/25	2.7
Associates Corp. of North America, 6.950%, 11/01/18	2.2
Goldman Sachs Group, Inc., The, 6.125%, 02/15/33	2.0
American Tower Corp., 7.250%, 05/15/19	1.9
General Electric Capital Corp., Series GMTN, 6.000%, 08/07/19	1.9

Top Ten as a Group	36.3%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

29

Managers AMG GW&K Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2012

	Principal Amount	Value

Corporate Bonds and Notes - 55.0%
Financials - 12.3%
American Tower Corp., 7.250%, 05/15/19	$2,200,000	$2,702,170
Associates Corp. of North America, 6.950%, 11/01/18	2,552,000	3,077,919
Bank of America Corp., 6.000%, 09/01/17	1,150,000	1,348,062
General Electric Capital Corp., Series GMTN, 6.000%, 08/07/19	2,200,000	2,680,181
Goldman Sachs Group, Inc., The, 6.125%, 02/15/33	2,350,000	2,750,729
International Lease Finance Corp., 8.250%, 12/15/20	1,150,000	1,374,250
JPMorgan Chase & Co., 6.000%, 01/15/18	1,700,000	2,037,477
Morgan Stanley, Series GMTN, 5.500%, 07/28/21	1,200,000	1,364,815
Total Financials		17,335,603
Industrials - 42.7%
ArcelorMittal, 10.350%, 06/01/19	1,150,000	1,380,946
AutoNation, Inc., 6.750%, 04/15/18	1,200,000	1,362,000
CBS Corp., 8.875%, 05/15/19	1,000,000	1,350,495
CenturyLink, Inc., Series S, 6.450%, 06/15/21	1,200,000	1,328,184
CF Industries, Inc., 7.125%, 05/01/20	2,100,000	2,646,851
Chesapeake Energy Corp., 6.125%, 02/15/21	1,400,000	1,459,500
Chrysler Group LLC / CG Co-Issuer, Inc., 8.000%, 06/15/19	1,250,000	1,368,750
Comcast Corp., 7.050%, 03/15/33	1,000,000	1,336,096
CRH America, Inc., 8.125%, 07/15/18	1,100,000	1,329,831
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Series WI, 5.200%, 03/15/20	2,350,000	2,670,874
DISH DBS Corp., 5.000%, 03/15/23 (a)	1,250,000	1,256,250
Domtar Corp., 10.750%, 06/01/17	1,050,000	1,361,543
Eastman Chemical Co., 3.600%, 08/15/22	2,550,000	2,675,988
El Paso LLC, Series GMTN, 7.750%, 01/15/32	1,150,000	1,356,992
Energy Transfer Equity L.P., 7.500%, 10/15/20	1,200,000	1,392,000
Ford Motor Co., 7.450%, 07/16/31	1,050,000	1,338,750
Frontier Communications Corp., Series WI, 8.500%, 04/15/20	1,150,000	1,328,250
Georgia-Pacific LLC, 8.000%, 01/15/24	950,000	1,330,906
Goodyear Tire & Rubber Co., The, 8.250%, 08/15/20	1,250,000	1,378,125
Huntsman International LLC, 8.625%, 03/15/21	1,170,000	1,342,575
International Paper Co., 7.500%, 08/15/21	1,000,000	1,310,872
Iron Mountain, Inc., 8.375%, 08/15/21	1,800,000	2,007,000
L-3 Communications Corp., 4.950%, 02/15/21	1,800,000	2,034,392
Lubrizol Corp., 8.875%, 02/01/19	950,000	1,327,232
Rio Tinto Finance USA, Ltd., 9.000%, 05/01/19	1,450,000	1,994,168
Royal Caribbean Cruises, Ltd., 7.250%, 03/15/18	1,800,000	2,043,000
Sprint Capital Corp., 6.900%, 05/01/19	1,250,000	1,368,750
Teck Resources, Ltd., 6.125%, 10/01/35	1,800,000	2,052,063
Teekay Corp., 8.500%, 01/15/20	1,250,000	1,325,000
Time Warner, Inc., 7.700%, 05/01/32	950,000	1,332,090
United Rentals North America, Inc., 8.250%, 02/01/21	1,200,000	1,359,000

The accompanying notes are an integral part of these financial statements. 30

Managers AMG GW&K Fixed Income Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 42.7% (continued)
United States Steel Corp., 7.375%, 04/01/20	$1,350,000	$1,447,875
Valero Energy Corp., 9.375%, 03/15/19	1,000,000	1,377,199
Weatherford International, Ltd./Bermuda, 9.625%, 03/01/19	2,050,000	2,677,771
Williams Cos, Inc., The, 8.750%, 03/15/32	1,850,000	2,571,243
Xerox Corp., 6.350%, 05/15/18	2,300,000	2,655,658
Total Industrials		59,878,219
Total Corporate Bonds and Notes (cost $76,757,777)		77,213,822
Municipal Bonds - 5.2%
California State General Obligation, Build America Bonds, 7.550%, 04/01/39	1,850,000	2,669,180
Illinois State General Obligation, 5.365%, 03/01/17	1,800,000	2,019,816
Metropolitan Transportation Authority NY Revenue, Build America Bonds, 6.668%, 11/15/39	2,050,000	2,673,303
Total Municipal Bonds (cost $7,434,947)		7,362,299

U.S. Government and Agency Obligations - 29.7%
Federal Home Loan Mortgage Corporation - 9.1%
FHLMC Mac Gold Pool, 5.000%, 06/01/26 to 10/01/36	11,879,003	12,789,655
Federal National Mortgage Association - 19.2%
FNMA, 4.500%, 05/01/39	5,940,411	6,577,718
FNMA, 5.500%, 05/01/25 to 02/01/39	12,821,193	13,977,771
FNMA, 6.000%, 06/01/36	5,824,233	6,376,433
Total Federal National Mortgage Association		26,931,922
U.S. Treasury Obligations - 1.4%
United States Treasury Notes, 3.500%, 05/15/20	1,700,000	1,973,992
Total U.S. Government and Agency Obligations (cost $41,869,149)		41,695,569
	Shares
Other Investment Companies - 4.8%[2]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.06% (cost $6,662,567)	6,662,567	6,662,567
Total Investments - 94.7% (cost $132,724,440)		132,934,257
Other Assets, less Liabilities - 5.3%		7,446,705
Net Assets - 100.0%		$140,380,962

The accompanying notes are an integral part of these financial statements. 31

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2012, the approximate cost of investments for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Chicago Equity Partners Balanced Fund	$35,064,946	$1,997,519	$(274,357)	$1,723,162
Managers High Yield Fund	32,190,396	2,067,421	(218,598)	1,848,823
Managers AMG GW&K Fixed Income Fund	132,724,440	822,481	(612,664)	209,817

*	Non-income producing security.
#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2012, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Managers High Yield Fund	$10,137,052	30.4%
Managers AMG GW&K Fixed Income Fund	1,256,250	0.9%

[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2012, amounting to:

Fund	Market Value	% of Net Assets
Managers AMG Chicago Equity Partners Balanced Fund	$1,410,213	4.0%
Managers High Yield Fund	1,728,164	5.2%

[2]

Yield shown for each investment company represents the December 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Floating Rate Security: The rate listed is as of December 31, 2012. Date in parentheses represents the security’s next coupon rate reset.
[5]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent and are fair valued at Level 2. The market value of illiquid securities at December 31, 2012, amounted to the following:

Fund	Market Value	% of Net Assets
Managers High Yield Fund	$1,078	0.0%

[6]	Variable Rate Security: The rate listed is as of December 31, 2012 and is periodically reset subject to terms and conditions set forth in the debenture.
[7]	Payment-in-kind security: A type of high yield debt instrument whose issuer has the option of making interest payments either in cash or in additional debt securities.
[8]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

The accompanying notes are an integral part of these financial statements. 32

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2012. (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG Chicago Equity Partners Balanced Fund
Investments in Securities
Common Stocks†	$21,437,481	—	—	$21,437,481
Corporate Bonds and Notes††	—	$678,868	—	678,868
U.S. Government and Agency Obligations††	—	13,253,316	—	13,253,316
Other Investment Companies	1,418,443	—	—	1,418,443

Total Investments in Securities	$22,855,924	$13,932,184	—	$36,788,108

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers High Yield Fund
Investments in Securities
Bank Loan Obligations	—	$213,095	—	$213,095
Common Stocks†	$171	1,078	—	1,249
Corporate Bonds and Notes††	—	30,294,038	—	30,294,038
Other Investment Companies	3,530,837	—	—	3,530,837

Total Investments in Securities	$3,531,008	$30,508,211	—	$34,039,219

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG GW&K Fixed Income Fund
Investments in Securities
Corporate Bonds and Notes††	—	$77,213,822	—	$77,213,822
Municipal Bonds	—	7,362,299	—	7,362,299
U.S. Government and Agency Obligations††	—	41,695,569	—	41,695,569
Other Investment Companies	$6,662,567	—	—	6,662,567

Total Investments in Securities	$6,662,567	$126,271,690	—	$132,934,257

†	All common stocks and preferred stocks held in the Fund are level 1 securities. For a detailed breakout of these securities, please refer to the Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2012, the Funds had no transfers between levels from the beginning of the reporting period.

Investments Definitions and Abbreviations:

FHLB:	Federal Home Loan Bank	GMTN:	Global Medium-Term Notes
FHLMC:	Federal Home Loan Mortgage Corp.	MTN:	Medium-Term Notes
FNMA:	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements. 33

Statement of Assets and Liabilities

December 31, 2012

	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers AMG GW&K Fixed Income Fund
Assets:
Investments at value* (including securities on loan valued at $1,410,213, $1,728,164,and $0, respectively)	$36,788,108	$34,039,219	$132,934,257
Cash	—	—	535
Receivable for investments sold	235,795	29,212	—
Receivable for Fund shares sold	201,872	113,270	6,305,224
Dividends, interest and other receivables	96,753	595,300	1,547,571
Receivable from affiliate	20,712	14,439	33,144
Receivable for interfund lending	—	768,404	—
Prepaid expenses	9,214	8,354	9,632
Total assets	37,352,454	35,568,198	140,830,363
Liabilities:
Payable upon return of securities loaned	1,418,443	1,792,891	—
Payable for Fund shares repurchased	143,965	226,799	307,972
Payable for investments purchased	—	139,077	—
Payable to custodian	81,596	—	—
Accrued expenses:
Investment advisory and management fees	21,406	19,517	51,523
Administrative fees	6,116	5,576	22,899
Distribution fees - Investor Class	5,583	6,437	8,898
Distribution fees - Class C	—	—	28,380
Trustees fees and expenses	—	21	197
Other	17,129	22,621	29,532
Total liabilities	1,694,238	2,212,939	449,401

Net Assets	$35,658,216	$33,355,259	$140,380,962
Net Assets Represent:
Paid-in capital	$32,703,955	$34,721,000	$129,027,735
Undistributed net investment income	2,142	—	294,174
Accumulated net realized gain (loss) from investments and foreign currency transactions	1,209,447	(3,216,199)	10,849,236
Net unrealized appreciation of investments and foreign currency translations	1,742,672	1,850,458	209,817
Net Assets	$35,658,216	$33,355,259	$140,380,962
* Investments at cost	$35,045,436	$32,188,761	$132,724,440

The accompanying notes are an integral part of these financial statements. 34

Statement of Assets and Liabilities

December 31, 2012 (continued)

	Managers AMG Chicago Equity Partners Balanced Fund		Managers High Yield Fund		Managers AMG GW&K Fixed Income Fund
Investor Class Shares:
Net Assets	$26,047,393	[1]	$30,817,326	[1]	$41,771,612	[2]
Shares outstanding	1,836,007	[1]	3,816,915	[1]	3,715,137	[2]
Net asset value, offering and redemption price per share	$14.19	[1]	$8.07	[1]	$11.24	[2]
Service Class Shares:
Net Assets	$9,967		$—		$10,022
Shares outstanding	697		—		889
Net asset value, offering and redemption price per share	$14.30		$—		$11.28	[3]
Class C Shares:
Net Assets	$—		$—		$33,025,855	[4]
Shares outstanding	—		—		2,942,434	[4]
Net asset value, offering and redemption price per share	$—		$—		$11.22	[4]
Institutional Class Shares:
Net Assets	$9,600,856		$2,537,933		$65,573,473
Shares outstanding	671,035		311,057		5,814,230
Net asset value, offering and redemption price per share	$14.31		$8.16		$11.28

[1]	Effective at the close of business on November 30, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.
[2]	Effective at the close of business on November 30, 2012, all Class A shares were renamed Investor Class shares and Class B shares converted to Investor Class shares.
[3]	The NAV reported above varies from the recalculated NAV due to rounding.
[4]	Effective at the close of business on November 30, 2012, shares are no longer available for purchase.

The accompanying notes are an integral part of these financial statements. 35

Statement of Operations

For the year ended December 31, 2012

	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers AMG GW&K Fixed Income Fund
Investment Income:
Dividend income	$570,539	$1,159	$1,073,966
Interest income	286,470	2,377,411	5,712,535
Securities lending income	5,557	27,314	25,219
Foreign withholding tax	(1,110)	—	(73,503)
Total investment income	861,456	2,405,884	6,738,217
Expenses:
Investment advisory and management fees	253,797	210,292	633,510
Administrative fees	72,513	60,084	281,560
Distribution fees - Investor Class	57,788	62,975	98,930
Distribution fees - Class B	—	—	28,174
Distribution fees - Class C	36,248	24,012	337,835
Registration fees	42,577	45,109	49,517
Professional fees	35,325	29,257	45,582
Custodian	28,470	58,602	37,800
Reports to shareholders	11,649	16,061	22,958
Transfer agent	8,994	15,310	23,970
Trustees fees and expenses	1,819	1,400	7,033
Extraordinary expense	1,460	1,317	5,456
Miscellaneous	2,954	2,807	8,376
Total expenses before offsets	553,594	527,226	1,580,701
Expense reimbursements	(126,271)	(168,498)	(279,669)
Expense reductions	(3,350)	(48)	(25)
Net expenses	423,973	358,680	1,301,007

Net investment income	437,483	2,047,204	5,437,210
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,805,172	540,791	12,844,976
Net realized loss on foreign currency transactions	—	—	(3,677)
Net change in unrealized appreciation (depreciation) of investments	(14,941)	1,657,826	(5,702,087)
Net realized and unrealized gain	2,790,231	2,198,617	7,139,212
Net increase in net assets resulting from operations	$3,227,714	$4,245,821	$12,576,422

The accompanying notes are an integral part of these financial statements. 36

Statements of Changes in Net Assets

For the year ended December 31,

	Managers AMG Chicago Equity Partners Balanced Fund		Managers High Yield Fund
	2012	2011	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$437,483	$273,923	$2,047,204	$2,296,451
Net realized gain on investments	2,805,172	1,415,947	540,791	655,638
Net change in unrealized appreciation (depreciation) of investments	(14,941)	(146,517)	1,657,826	(1,626,756)
Net increase in net assets resulting from operations	3,227,714	1,543,353	4,245,821	1,325,333
Distributions to Shareholders:
From net investment income:
Investor Class	(294,226)	(141,069)	(1,738,220)	(1,680,397)
Service Class	(43)	—	—	—
Class B	—	(2,358)[2]	—	(20,401)[2]
Class C	(15,502)[3]	(8,301)	(146,925)	(231,424)
Institutional Class	(137,356)	(118,047)	(167,867)	(385,752)
From net realized gain on investments:
Investor Class	(1,192,459)	(609,401)	—	—
Service Class	(454)	—	—	—
Class B	—	—	—	—
Class C	—	(86,651)	—	—
Institutional Class	(445,138)	(303,733)	—	—
Total distributions to shareholders	(2,085,178)	(1,269,560)	(2,053,012)	(2,317,974)
Capital Share Transactions:[1]
Proceeds from sale of shares	26,041,500	16,250,809	11,399,448	11,057,218
Reinvestment of dividends and distributions	1,363,859	731,974	1,678,710	1,889,659
Cost of shares repurchased	(21,827,377)	(7,154,472)	(14,087,853)	(10,976,061)
Net increase (decrease) from capital share transactions	5,577,982	9,828,311	(1,009,695)	1,970,816

Total increase in net assets	6,720,518	10,102,104	1,183,114	978,175
Net Assets:
Beginning of year	28,937,698	18,835,594	32,172,145	31,193,970
End of year	$35,658,216	$28,937,698	$33,355,259	$32,172,145
End of year undistributed net investment income (loss)	$2,142	$2,988	$—	($222)

[1]	See Note 1(g) of the Notes to Financial Statements.
[2]	The amounts disclosed above were incurred prior to the closing of B shares and/or the conversion to A shares.
[3]	The amounts disclosed above were incurred prior to the closing of C shares and/or the conversion to Investor shares.

The accompanying notes are an integral part of these financial statements. 37

Statements of Changes in Net Assets

For the year ended December 31,

	Managers AMG GW&K Fixed Income Fund
	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment income	$5,437,210	$5,661,635
Net realized gain on investments and foreign currency transactions	12,841,299	3,644,382
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(5,702,087)	(3,373,659)
Net increase in net assets resulting from operations	12,576,422	5,932,358
Distributions to Shareholders:
From net investment income:
Investor Class	(1,771,132)	(1,603,759)
Service Class	(44)	—
Class B	—	(132,088)[2]
Class C	(1,169,612)	(1,401,818)
Institutional Class	(2,895,211)	(3,048,326)
From net realized gain on investments:
Investor Class	(400,733)	(568,193)
Service Class	(96)	—
Class B	—	(51,604)
Class C	(320,362)	(535,426)
Institutional Class	(568,638)	(1,019,018)
Total distributions to shareholders	(7,125,828)	(8,360,232)
Capital Share Transactions:[1]
Proceeds from sale of shares	39,597,714	51,743,179
Reinvestment of dividends and distributions	5,017,172	5,549,842
Cost of shares repurchased	(46,752,526)	(67,335,959)
Net decrease from capital share transactions	(2,137,640)	(10,042,938)

Total increase (decrease) in net assets	3,312,954	(12,470,812)
Net Assets:
Beginning of year	137,068,008	149,538,820
End of year	$140,380,962	$137,068,008
End of year undistributed net investment income (loss)	$294,174	$(9,271)

[1]	See Note 1(g) of the Notes to Financial Statements.
[2]	The amounts disclosed above were incurred prior to the closing of B shares and/or the conversion to A shares.

The accompanying notes are an integral part of these financial statements. 38

Managers AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class	2012*	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.70	$13.49	$12.33	$10.45	$13.18
Income from Investment Operations:
Net investment income	0.18 [3]	0.18 [3]	0.20	0.22	0.29
Net realized and unrealized gain (loss) on investments	1.16 [3]	0.69 [3]	1.16	1.87	(2.74)
Total from investment operations	1.34	0.87	1.36	2.09	(2.45)
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.18)	(0.20)	(0.21)	(0.27)
Net realized gain on investments	(0.68)	(0.48)	—	—	(0.01)
Total distributions to shareholders	(0.85)	(0.66)	(0.20)	(0.21)	(0.28)
Net Asset Value, End of Year	$14.19	$13.70	$13.49	$12.33	$10.45
Total Return[1]	9.86%	6.45%	11.14%	20.06%	(18.68)%
Ratio of net expenses to average net assets	1.17%[4,5]	1.24%	1.22%	1.23%	1.17%
Ratio of net investment income to average net assets[1]	1.21%[4]	1.27%	1.56%	1.77%	2.53%
Portfolio turnover	110%	94%	97%	114%	99%
Net assets at end of year (000’s omitted)	$26,047	$17,519	$7,605	$6,933	$9,932

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.52%	1.70%	1.80%	1.76%	1.68%
Ratio of net investment income to average net assets	0.86%	0.81%	0.98%	1.24%	2.03%

Service Class	For the period ended December 1, 2012 through December 31, 2012**
Net Asset Value, Beginning of Period	$15.11
Income from Investment Operations:
Net investment income[3]	0.02
Net realized and unrealized loss on investments[3]	(0.08)
Total from investment operations	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.06)
Net realized gain on investments	(0.69)
Total distributions to shareholders	(0.75)
Net Asset Value, End of Period	$14.30
Total Return[1]	(0.36)%[7,10]
Ratio of net expenses to average net assets	0.82%[4,5,11]
Ratio of net investment income to average net assets[1]	1.90%[4,11]
Portfolio turnover	110%
Net assets at end of period (000’s omitted)	$9

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.62%[11]
Ratio of net investment income to average net assets	1.10%[11]

39

Managers AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Institutional Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.82	$13.60	$12.43	$10.54	$13.28
Income from Investment Operations:
Net investment income	0.21 [3]	0.21 [3]	0.24	0.23	0.31
Net realized and unrealized gain (loss) on investments	1.18 [3]	0.71 [3]	1.17	1.90	(2.74)
Total from investment operations	1.39	0.92	1.41	2.13	(2.43)
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.22)	(0.24)	(0.24)	(0.30)
Net realized gain on investments	(0.69)	(0.48)	—	—	(0.01)
Total distributions to shareholders	(0.90)	(0.70)	(0.24)	(0.24)	(0.31)
Net Asset Value, End of Year	$14.31	$13.82	$13.60	$12.43	$10.54
Total Return[1]	10.09%	6.77%	11.42%	20.44%	(18.51)%
Ratio of net expenses to average net assets	0.92%[4,5]	0.99%	0.97%	0.98%	0.96%
Ratio of net investment income to average net assets[1]	1.46%[4]	1.52%	1.81%	2.03%	2.58%
Portfolio turnover	110%	94%	97%	114%	99%
Net assets at end of year (000’s omitted)	$9,601	$8,885	$7,863	$7,164	$6,065

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.27%	1.45%	1.55%	1.51%	1.52%
Ratio of net investment income to average net assets	1.11%	1.06%	1.23%	1.50%	2.02%

40

Managers High Yield Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class	2012*	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$7.51	$7.74	$7.35	$5.25	$8.23
Income from Investment Operations:
Net investment income	0.54 [3]	0.56 [3]	0.61	0.60	0.64
Net realized and unrealized gain (loss) on investments	0.56 [3]	(0.22)[3]	0.39	2.10	(2.99)
Total from investment operations	1.10	0.34	1.00	2.70	(2.35)
Less Distributions to Shareholders from:
Net investment income	(0.54)	(0.57)	(0.61)	(0.60)	(0.63)
Net Asset Value, End of Year	$8.07	$7.51	$7.74	$7.35	$5.25
Total Return[1]	15.12%[7]	4.54%	14.20%	53.97%[7]	(30.02)%[7]
Ratio of net expenses to average net assets	1.15%[6]	1.15%	1.15%	1.15%	1.15%[8]
Ratio of net investment income to average net assets[1]	6.87%[6]	7.35%	8.06%	9.33%	8.57%[8]
Portfolio turnover	48%	48%	60%	56%	41%
Net assets at end of year (000’s omitted)	$30,817	$23,957	$21,729	$28,450	$17,105

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.73%	1.69%	1.78%	1.68%	1.70%
Ratio of net investment income to average net assets	6.29%	7.43%	7.43%	8.80%	8.01%

	For the year ended December 31,
Institutional Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$7.59	$7.82	$7.42	$5.29	$8.29
Income from Investment Operations:
Net investment income	0.56 [3]	0.59 [3]	0.63	0.64	0.64
Net realized and unrealized gain (loss) on investments	0.58 [3]	(0.22)[3]	0.40	2.11	(2.98)
Total from investment operations	1.14	0.37	1.03	2.75	(2.34)
Less Distributions to Shareholders from:
Net investment income	(0.57)	(0.60)	(0.63)	(0.62)	(0.66)
Net Asset Value, End of Year	$8.16	$7.59	$7.82	$7.42	$5.29
Total Return[1]	15.46%	4.83%	14.58%[7]	54.64%[7]	(29.80)%[7]
Ratio of net expenses to average net assets	0.90%[6]	0.90%	0.90%	0.90%	0.90%[8]
Ratio of net investment income to average net assets[1]	7.12%[6]	7.60%	8.26%	9.68%	8.90%[8]
Portfolio turnover	48%	48%	60%	56%	41%
Net assets at end of year (000’s omitted)	$2,538	$5,247	$4,718	$3,658	$2,890

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.48%	1.44%	1.53%	1.42%	1.46%
Ratio of net investment income to average net assets	6.54%	7.06%	7.63%	9.16%	8.34%

41

Managers AMG GW&K Fixed Income Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class	2012†	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.81	$11.00	$10.43	$8.93	$10.54
Income from Investment Operations:
Net investment income	0.44 [3]	0.46 [3]	0.47	0.52	0.55
Net realized and unrealized gain (loss) on investments	0.58 [3]	0.03 [3]	0.56	1.49	(1.62)
Total from investment operations	1.02	0.49	1.03	2.01	(1.07)
Less Distributions to Shareholders from:
Net investment income	(0.48)	(0.51)	(0.46)	(0.49)	(0.54)
Net realized gain on investments	(0.11)	(0.17)	—	(0.02)	—
Total distributions to shareholders	(0.59)	(0.68)	(0.46)	(0.51)	(0.54)
Net Asset Value, End of Year	$11.24	$10.81	$11.00	$10.43	$8.93
Total Return[1]	9.53%	4.53%	10.04%	23.14%	(10.45)%
Ratio of net expenses to average net assets	0.84%[9]	0.84%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets[1]	3.92%[9]	4.18%	4.13%	5.30%	5.72%
Portfolio turnover	110%	28%	23%	42%	16%
Net assets at end of year (000’s omitted)	$41,772	$35,647	$38,655	$40,625	$33,417

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.04%	1.05%	1.07%	1.08%	1.08%
Ratio of net investment income to average net assets	3.72%	3.97%	3.90%	5.06%	5.48%

Service Class	For the period ended December 1, 2012 through December 31, 2012**
Net Asset Value, Beginning of Period	$11.41
Income from Investment Operations:
Net investment income[3]	0.02
Net realized and unrealized gain on investments[3]	0.01
Total from investment operations	0.03
Less Distributions to Shareholders from:
Net investment income	(0.05)
Net realized gain on investments	(0.11)
Total distributions to shareholders	(0.16)
Net Asset Value, End of Period	$11.28
Total Return[1]	0.26%[10]
Ratio of net expenses to average net assets	0.64%[9,11]
Ratio of net investment income to average net assets[1]	2.07%[9,11]
Portfolio turnover	110%
Net assets at end of period (000’s omitted)	$10

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.90%[11]
Ratio of net investment income to average net assets	1.81%[11]

42

Managers AMG GW&K Fixed Income Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Class C	2012††	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.79	$10.98	$10.41	$8.92	$10.54
Income from Investment Operations:
Net investment income	0.36 [3]	0.38 [3]	0.39	0.44	0.48
Net realized and unrealized gain (loss) on investments	0.57 [3]	0.02 [3]	0.56	1.49	(1.62)
Total from investment operations	0.93	0.40	0.95	1.93	(1.14)
Less Distributions to Shareholders from:
Net investment income	(0.39)	(0.42)	(0.38)	(0.42)	(0.48)
Net realized gain on investments	(0.11)	(0.17)	—	(0.02)	—
Total distributions to shareholders	(0.50)	(0.59)	(0.38)	(0.44)	(0.48)
Net Asset Value, End of Year	$11.22	$10.79	$10.98	$10.41	$8.92
Total Return[1]	8.72%[7]	3.73%	9.22%	22.13%	(11.11)%
Ratio of net expenses to average net assets	1.59%[9]	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income to average net assets[1]	3.18%[9]	3.42%	3.39%	4.53%	4.96%
Portfolio turnover	110%	28%	23%	42%	16%
Net assets at end of year (000’s omitted)	$33,026	$33,615	$45,363	$57,658	$41,387

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.79%	1.80%	1.82%	1.83%	1.83%
Ratio of net investment income to average net assets	2.98%	3.21%	3.16%	4.29%	4.73%

	For the year ended December 31,
Institutional Class	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.84	$11.03	$10.46	$8.96	$10.59
Income from Investment Operations:
Net investment income	0.47 [3]	0.49 [3]	0.49	0.55	0.58
Net realized and unrealized gain (loss) on investments	0.58 [3]	0.02 [3]	0.57	1.48	(1.63)
Total from investment operations	1.05	0.51	1.06	2.03	(1.05)
Less Distributions to Shareholders from:
Net investment income	(0.50)	(0.53)	(0.49)	(0.51)	(0.58)
Net realized gain on investments	(0.11)	(0.17)	—	(0.02)	—
Total distributions to shareholders	(0.61)	(0.70)	(0.49)	(0.53)	(0.58)
Net Asset Value, End of Year	$11.28	$10.84	$11.03	$10.46	$8.96
Total Return[1]	9.89%	4.79%	10.29%	23.39%	(10.23)%
Ratio of net expenses to average net assets	0.59%[9]	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets[1]	4.21%[9]	4.41%	4.34%	5.55%	5.93%
Portfolio turnover	110%	28%	23%	42%	16%
Net assets at end of year (000’s omitted)	$65,573	$64,573	$61,748	$34,723	$28,561

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.79%	0.80%	0.82%	0.83%	0.83%
Ratio of net investment income to average net assets	4.01%	4.20%	4.11%	5.31%	5.69%

43

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Effective December 1, 2012, the Fund’s Class A shares were renamed Investor Class shares. Additionally, the Fund’s Class C shares converted to Investor Class shares.
**	Commenced operations on December 1, 2012.
†	Effective December 1, 2012, the Fund’s Class A shares were renamed Investor Class shares. Additionally, the Fund’s Class B shares converted to Investor Class shares.
††	Closed to new investments.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]

Includes non-routine extraordinary expenses amounting to $1,064 or 0.005%, $1 or 0.005% and $395 or 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

[5]

Effective July 1, 2012, as described in the current prospectus, the Fund’s expense cap was reduced to 0.84% from 1.00%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2012.

[6]	Includes non-routine extraordinary expenses amounting to $1,217 or 0.005% and $100 or 0.004% of average net assets for the Investor Class and Institutional Class, respectively.
[7]	The total return is based on the Financial Statement Net Asset Values as shown.
[8]	Excludes interest expense for the year ended December 31, 2008 of 0.06%.
[9]

Includes non-routine extraordinary expenses amounting to $1,695 or 0.004%, $1 or 0.005%, $1,351 or 0.004% and $2,409 or 0.004% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.

[10]	Not Annualized
[11]	Annualized

44

Notes to Financial Statements

December 31, 2012

1.	Summary of Significant Accounting Policies

The Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are Managers AMG Chicago Equity Partners Balanced Fund (“Balanced”), Managers High Yield Fund (“High Yield”) and Managers AMG GW&K Fixed Income Fund, formerly Managers Fixed Income Fund (“Fixed Income”), each a “Fund” and collectively the “Funds.” High Yield will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the year ended December 31, 2012, High Yield had redemption fees amounting to $1,097.

Effective December 1, 2012, Class A shares of the Balanced, High Yield and Fixed Income Funds were renamed Investor Class shares. Additionally, Balanced and Fixed Income Funds established one additional share class: Service Class shares. On November 30, 2012 at the close of business, all outstanding Class C shares of the Balanced, and High Yield Funds were automatically converted to a number of full and/or fractional Investor Class shares equal in value to the shareholder Class C shares of each respective Fund. On November 30, 2012 at the close of business, all outstanding Class B shares of the Fixed Income Fund were automatically converted to a number of full and/or fractional Investor Class shares equal in value to the shareholder Class B shares.

Effective December 1, 2012, Class C shares of Fixed Income were closed to all new investors and will no longer be available for purchase by existing shareholders, including purchase by exchange, except for purchases made by automatic reinvestment of dividends and capital gains pursuant to the Fund’s automatic reinvestment plan. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the Prospectus.

Balanced and Fixed Income each offer three classes of shares: Investor, Service and Institutional Class. Investor and Service Class shares are available, with no sales charge and are subject to different expenses than Institutional Class Shares. Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the , reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time

45

Notes to Financial Statements (continued)

(often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Balanced had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund expenses. For the year ended December 31, 2012, the amount by which the Fund’s expenses were reduced and the impact on the expense ratios, if any, was $3,333 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year ended December 31, 2012, overdraft fees for Fixed Income equaled $11.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby balance credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2012, the transfer agent expense for Balanced, High Yield and Fixed Income was reduced by $17, $48 and $25, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Fixed Income and High Yield, and quarterly for Balanced. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined

46

Notes to Financial Statements (continued)

in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were as follows:

	Balanced		High Yield		Fixed Income
	2012	2011	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$435,372	$909,874	$2,053,012	$2,317,974	$5,835,999	$6,173,492
Short-term capital gains	291,196	—	—	—	16,794	—
Long-term capital gains	1,358,610	359,686	—	—	1,273,035	2,186,740

Total	$2,085,178	$1,269,560	$2,053,012	$2,317,974	$7,125,828	$8,360,232

As of December 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Balanced	High Yield	Fixed Income
Capital loss carryforward	—	$3,214,564	—
Undistributed ordinary income	—	—	$294,174
Undistributed short-term capital gains	$186,405	—	501,201
Undistributed long-term capital gains	1,044,694	—	10,348,035
Post-October loss deferral	—	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns as of December 31, 2012 and all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2012, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Expires December 31,
Balanced
(Pre-Enactment)	—	—	—

High Yield
(Pre-Enactment)	$3,214,564	—	2017

Fixed Income
(Pre-Enactment)	—	—	—

For the year ended December 31, 2012, the following Funds utilized capital loss carryovers in the amount of:

Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Balanced	—	—
High Yield	$327,856	—
Fixed Income	—	—

47

Notes to Financial Statements (continued)

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

For the years ended December 31, 2012 and December 31, 2011, the capital stock transactions by class for Balanced, High Yield, and Fixed Income were as follows:

	Balanced				High Yield
	2012		2011		2012		2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares†	1,298,034	$19,007,524	909,939	$12,576,072	1,324,130	$10,466,494	1,215,827	$9,320,334
Reinvestment of distributions	55,303	783,378	20,194	277,613	182,953	1,433,603	180,827	1,378,945
Cost of shares repurchased	(795,780)	(11,779,865)	(215,408)	(2,998,631)	(879,360)	(6,852,197)	(1,015,358)	(7,730,623)

Net Increase	557,557 [1]	$8,011,037 [1]	714,725	$9,855,054	627,723 [1]	$5,047,900 [1]	381,296	$2,968,656

Service:
Proceeds from sale of shares	662	$10,000	—	—	—	—	—	—
Reinvestment of distributions	35	497	—	—	—	—	—	—
Cost of shares repurchased	—	—	—	—	—	—	—	—

Net Increase (Decrease)	697 [2]	$10,497 [2]	—	—	—	—	—	—

Class B:
Proceeds from sale of shares	—	—	25,358	$346,964	—	—	357	$2,756
Reinvestment of distributions	—	—	141	1,906	—	—	1,556	12,016
Cost of shares repurchased	—	—	(67,705)	(955,063)	—	—	(92,823)	(711,810)

Net Increase	—	—	(42,206)[3]	$(606,193)[3]	—	—	(90,910)[3]	$(697,038)[3]

Class C:
Proceeds from sale of shares	278,363	$4,045,328	98,793	$1,350,143	34,188	$263,193	44,565	$335,390
Reinvestment of distributions	313	4,619	2,507	34,234	12,626	97,097	18,025	136,020
Cost of shares repurchased	(464,632)	(6,881,020)	(124,616)	(1,733,656)	(447,833)	(3,503,391)	(193,035)	(1,455,549)

Net Increase	(185,956)[4]	$(2,831,073)[4]	(23,316)	$(349,279)	(401,019)[4]	$(3,143,101)[4]	(130,445)	$(984,139)

Institutional Class:
Proceeds from sale of shares	203,895	$2,978,828	139,385	$1,977,630	85,065	$669,760	180,762	$1,398,738
Reinvestment of distributions	40,168	575,365	30,148	418,221	18,704	148,010	47,020	362,678
Cost of shares repurchased	(216,030)	(3,166,672)	(104,613)	(1,467,122)	(484,301)	(3,732,264)	(139,737)	(1,078,079)

Net Increase (Decrease)	28,033	$387,521	64,920	$928,729	(380,532)	$(2,914,494)	88,045	$683,337

†	For the year ended December 31, 2012, 409,598 shares and $6,135,903 are included due to the conversion of Class C shares into Investor Class shares for Balanced and 313,604 shares and $2,509,713 are included due to the conversion of Class C shares into Investor Class shares for High Yield.
1	Effective at the close of business on November 30, 2012, all Class A shares were renamed to Investor Class shares.
2	Commencement operations on December 1, 2012
3	Effective at the close of business on June 30, 2011, all B shares converted to A shares
4	Effective at the close of business on November 30, 2012, all C shares converted to Investor shares

48

Notes to Financial Statements (continued)

	Fixed Income
	2012		2011
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares†	1,133,166	$12,743,800	1,204,327	$13,370,619
Reinvestment of distributions	114,841	1,287,693	122,816	1,344,883
Cost of shares repurchased	(831,087)	(9,359,763)	(1,543,478)	(17,095,985)

Net Increase (Decrease)	416,920 [1]	$4,671,730 [1]	(216,335)	$(2,380,483)

Service Class:
Proceeds from sale of shares	877	$10,000	—	—
Reinvestment of distributions	12	140	—	—
Cost of shares repurchased	—	—	—	—

Net Increase	889 [2]	$10,140 [2]	—	—

Class B:
Proceeds from sale of shares	2,268	$25,299	14,740	$161,405
Reinvestment of distributions	4,350	48,360	8,809	95,746
Cost of shares repurchased	(308,045)	(3,467,737)	(67,872)	(747,832)

Net Decrease	(301,427)[3]	$(3,394,078)[3]	(44,323)[4]	$(490,681)[4]

Class C:
Proceeds from sale of shares	414,299	$4,657,294	335,178	$3,710,019
Reinvestment of distributions	90,235	1,009,759	111,887	1,222,852
Cost of shares repurchased	(677,615)	(7,595,940)	(1,463,649)	(16,217,517)

Net Decrease	(173,081)[5]	$(1,928,887)[5]	(1,016,584)	$(11,284,646)

Institutional Class:
Proceeds from sale of shares	1,965,175	$22,161,321	3,098,532	$34,501,136
Reinvestment of distributions	237,467	2,671,220	262,525	2,886,361
Cost of shares repurchased	(2,344,687)	(26,329,086)	(3,002,243)	(33,274,625)

Net Increase	(142,045)	$(1,496,545)	358,814	$4,112,872

†	For the year ended December 31, 2012, 265,965 shares and $3,026,608 are included due to the conversion of Class B shares into Investor Class shares.
1	Effective at the close of business on November 30, 2012, all Class A shares were renamed to Investor Class shares.
2	Commenced operations on December 1, 2012.
3	Effective at the close of business on November 30, 2012, Class B shares converted to Investor Class shares.
4	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.
5	Effective at the close of business on November 30, 2012, shares are no longer available for purchase.

At December 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Balanced – two collectively own 54%; High Yield – three collectively own 35%; Fixed Income – four collectively own 56%. Transactions by these shareholders may have a material impact on their respective Fund.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.	Foreign Securities

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%.

49

Notes to Financial Statements (continued)

The Funds would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment management agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors the subadvisor investment performance, security holdings and investment strategies. Each’s Fund investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2012, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: Balanced – 0.70%; High Yield – 0.70%; and Fixed Income –0.45%.

The Investment Manager has contractually agreed, through at least May 1, 2014, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commission and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to the following percentages of the following Funds’ average daily net assets:

Balanced*	0.84%
High Yield	0.90%
Fixed Income	0.59%

*	Effective July 1, 2012. Immediately prior to July 1, 2012, Balanced had a contractual expense limitation of 1.00%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause that Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2012, each Fund’s components of reimbursement are detailed in the following chart:

	Balanced	High Yield	Fixed Income
Reimbursement Available - 12/31/11	$300,319	$539,411	$941,142
Additional Reimbursements	126,271	168,498	279,669
Repayments	—	—	—
Expired
Reimbursements	(107,402)	(170,328)	(310,628)

Reimbursement Available - 12/31/12	$319,188	$537,581	$910,183

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds shareholders. The Funds pay a fee to the Administrator at the rate of 0.20% per annum of each Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Beginning January 1, 2013, the annual retainer paid to each Independent Trustee of the Board will be $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts will receive an additional payment of $25,000 per year. The Chairman of the Audit Committee will receive an additional payment of $10,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class, Class B and Class C shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares and 1.00% annually of each Fund’s average daily net assets attributable to Class B and Class C shares.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class, Class B and

50

Notes to Financial Statements (continued)

Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary. The portion of payments by the Service Class shares of a Fund for shareholder servicing may not exceed an annual rate of 0.10% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes the total fees incurred under the Plan for Investor Class, Class B, and Class C shares for the year ended December 31, 2012:

Amount
Balanced	$94,036
High Yield	84,987
Fixed Income	464,939

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2012, Balanced lent $528,823 for 5 days earning interest of $82, High Yield lent varying amounts not exceeding $768,404, for 6 days earning interest of $148 and Fixed Income lent varying amounts not exceeding $1,274,083 for 7 days earning interest of $177. The interest earned is included in the Statements of Operations as interest income. For the same time period, the Funds did not borrow from any other Managers Funds. At December 31, 2012, High Yield had $768,404 in loans outstanding. At December 31, 2012, Balanced and Fixed Income had no loans outstanding.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2012, were as follows:

	Long-Term Securities (excluding U.S. Government Obligations)
Fund	Purchases	Sales
Balanced	$31,326,312	$30,422,534
High Yield	13,776,094	16,178,697
Fixed Income	112,671,557	151,752,832

	U.S. Government Obligations
Fund	Purchases	Sales
Balanced	$10,327,061	$8,239,162
High Yield	n/a	n/a
Fixed Income	37,327,130	11,722,016
4.	Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the year ended December 31, 2012, the Funds participated in the program.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However the Funds have had no prior claims or losses and expect the risks of loss to be remote.

6.	Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7.	New Accounting Pronouncements

In December 2011, the Financial Account Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well

51

Notes to Financial Statements (continued)

as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

8.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds financial statements.

Tax Information(unaudited)

Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers AMG GW&K Fixed Income Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends-Received Deduction (“DRD”) for distributions paid is as follows:

	2012	2011
Balanced
Ordinary Income - QDI	66.41%	74.16%
Ordinary Income - DRD	69.32%	79.14%
High Yield
Ordinary Income - QDI	—	—
Ordinary Income - DRD	—	—
Fixed Income
Ordinary Income - QDI	9.87%	9.24%
Ordinary Income - DRD	8.95%	5.49%

Pursuant to section 852 of the Internal Revenue Code, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers AMG GW&K Fixed Income Fund each hereby designates $1,358,610, $0 and $1,273,035, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2012, or if subsequently determined to be different, the net capital gains of such year.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Trust II and the Shareholders of Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers AMG GW&K Fixed Income Fund (formerly Managers Fixed Income Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, and Managers AMG GW&K Fixed Income Fund (formerly Managers Fixed Income Fund) (the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and agent banks, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2013

53

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm)(1987-Present).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present; Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).
Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn,	NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	SKYLINE SPECIAL EQUITIES PORTFOLIO	CHICAGO EQUITY PARTNERS BALANCED
CADENCE MID-CAP		Chicago Equity Partners, LLC
CADENCE EMERGING COMPANIES	Skyline Asset Management, L.P.
Cadence Capital Management, LLC		ALTERNATIVE FUNDS
SPECIAL EQUITY
ESSEX SMALL/MICRO CAP GROWTH	Ranger Investment Management, L.P.	FQ GLOBAL ALTERNATIVES
Essex Investment Management Co., LLC	Lord, Abbett & Co. LLC	FQ GLOBAL ESSENTIALS
	Smith Asset Management Group, L.P.	First Quadrant, L.P.
FQ TAX-MANAGED U.S. EQUITY	Federated MDTA LLC
FQ U.S. EQUITY		INCOME FUNDS
First Quadrant, L.P.	SYSTEMATIC VALUE
	SYSTEMATIC MID CAP VALUE	BOND (MANAGERS)
FRONTIER SMALL CAP GROWTH	Systematic Financial Management, L.P.	GLOBAL INCOME OPPORTUNITY
Frontier Capital Management Company, LLC		Loomis, Sayles & Co., L.P.
TIMESSQUARE INTERNATIONAL SMALL
GW&K SMALL CAP EQUITY	CAP FUND	BOND (MANAGERS PIMCO)
Gannett Welsh & Kotler, LLC	TIMESSQUARE MID CAP GROWTH	Pacific Investment Management Co. LLC
TIMESSQUARE SMALL CAP GROWTH
MICRO-CAP	TSCM GROWTH EQUITY	CALIFORNIA INTERMEDIATE TAX-FREE
Lord, Abbett & Co. LLC	TimesSquare Capital Management, LLC	Miller Tabak Asset Management LLC
WEDGE Capital Management L.L.P.
Next Century Growth Investors LLC	TRILOGY GLOBAL EQUITY	GW&K FIXED INCOME FUND GW&K MUNICIPAL BOND
RBC Global Asset Management (U.S.) Inc.
TRILOGY EMERGING MARKETS EQUITY
REAL ESTATE SECURITIES	TRILOGY INTERNATIONAL SMALL CAP Trilogy Global Advisors, L.P.	GW&K MUNICIPAL ENHANCED YIELD BOND
Urdang Securities Management, Inc.
Gannett Welsh & Kotler, LLC
RENAISSANCE LARGE CAP GROWTH	YACKTMAN FUND YACKTMAN FOCUSED FUND	HIGH YIELD
Renaissance Group LLC	Yacktman Asset Management L.P.	J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
Managers AMG GW&K Fixed Income Fund*	$29,603	$29,885
Managers AMG Chicago Equity Partners Balanced Fund	$23,583	$20,530
Managers High Yield Fund	$17,747	$24,403
Managers Short Duration Government Fund	$28,037	$35,185
Managers Intermediate Duration Government Fund	$27,468	$30,348

*	Formerly known as Managers Fixed Income Fund

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund	Fiscal 2012	Fiscal 2011
Managers GW&K Fixed Income Fund*	$7,000	$7,340
Managers AMG Chicago Equity Partners Balanced Fund	$9,000	$7,340
Managers High Yield Fund	$9,500	$7,340
Managers Short Duration Government Fund	$9,000	$8,620
Managers Intermediate Duration Government Fund	$9,000	$8,620

*	Formerly known as Managers Fixed Income Fund

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2012 and $0 for fiscal 2011, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)    According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2)    None.

(f)    Not applicable.

(g)    The aggregate fees billed by PwC in 2012 and 2011 for non-audit services rendered to the Funds and Fund Service Providers were $109,500 and $103,260, respectively. For the fiscal year ended December 31, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2011, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $64,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)    The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 11, 2013

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	March 11, 2013